Posting Supplement No. 90 dated October 27, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 392737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392737	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392737. Member loan 392737 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hacker Group	Debt-to-income ratio:	20.74%
Length of employment:	1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Hacker Group, Aquent, The Seattle Times
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to fund a one-of-a-kind, intricate fantasy sports web site that will pull customers from the ready-made fantasy audience of over 20 million people. This money will be used to pay the developers of the site. And the site should recoup the loan in the first year with no problem. Due to the very sensitive nature of this project -- and the likelihood of someone stealing the idea -- I cannot reveal the specifics in this forum or without a non-disclosure agreement. However, there is a high probability this site will be quite profitable from Year 1. Even if it isn't, I could meet the terms of the loan based on personal finances in a three-year span, no problem. 429858 added on 10/25/09 > This loan is a no-risk proposition for any lender. My credit history indicates I can be depended on to repay any debts. All I need is an advance at this time to finish funding this business project, which should generate more than enough ROI in the first year to cover the cost. Even if it doesn't, I have over $1,200 in expendable income each month and will be able to pay it off with no problem. This is as secure a personal business loan as you could make.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,030.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 426527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426527	$8,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426527. Member loan 426527 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	TD Bank	Debt-to-income ratio:	7.35%
Length of employment:	< 1 year	Location:	Sewell, NJ

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt into one payment per month with a better rate. I have a good, stable job and will have no problem paying the loan back 463633 added on 10/21/09 > I would like to consolidate my credit card debt and also pay for the next semester at college

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,341.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435366	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435366. Member loan 435366 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	PainePR	Debt-to-income ratio:	15.63%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	PainePR
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to get a loan with a lower interest rate than my current two credit cards so that I can pay down my debt and save some money. This loan will allow me to pay off my debt and have one easy payment to one place at a much better APR.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$876.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439137	$19,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439137. Member loan 439137 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Sun Microsystems	Debt-to-income ratio:	17.44%
Length of employment:	10 + years	Location:	Broomfield, CO

Home town:
Current & past employers:	Sun Microsystems
Education:	Regis University

This borrower member posted the following loan description, which has not been verified:

Tired of paying high interest rates. Need loan to payoff credit debt, and save with lower interest rates. 529991 added on 10/21/09 > Funds will be used to consolidate high interest debt.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,008.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439786	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439786. Member loan 439786 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gina Reviloza	Debt-to-income ratio:	0.36%
Length of employment:	1 year	Location:	Ossining, NY

Home town:
Current & past employers:	Gina Reviloza
Education:

This borrower member posted the following loan description, which has not been verified:

Im 26 yrs old,male, single, no kids. I am a dedicated Entrepreneur who enjoys and love his business. Goal oriented, self-driven. Have a great passion for the business industry. Working as a Licensed Practical Nurse part time. Started a self-grooming products company for men last year. Product is patent pending. Needs start-up capital to mass produce products over seas. No loan, 0 debt. Living with parents and paying rent. Excellent in managing and budgeting my finances. Excellent/good credit score: 761. The name of my company is Self-Cut System and my product is a revolutionary self-grooming kit that will allow men to give themselves that perfect and professional hair cut without relying on barbering services. 531764 added on 10/21/09 > Hello again, This is my first time taking out a loan for my business and I will use the loan for my start up expenses. I have my own money to invest but I think it would be a good idea if I can get a loan and start building my own credit history. I have excellent FICO score 761 but with little credit history. I think getting this loan will help establish more credit history and covering my start up expenses. Not only I have an excellent credit score but also I have a recession proof career as a LPN, which can help you to decide that I am very reliable in paying off my loans. I dont have any loans standing except for this loan that Im applying for. I would be very thankful if anyone out there can help my dreams come true which is starting my own business.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$640.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440318	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440318. Member loan 440318 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.15%
Length of employment:	n/a	Location:	LITTLETON, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

533183 added on 10/16/09 > *I plan to use the funds to provide a good family Christmas *I have excellent credit history *I have been retired and will continue to make my retirement income

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1975	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$573.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444453	$25,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444453. Member loan 444453 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,981 / month
Current employer:	First Consulting	Debt-to-income ratio:	18.64%
Length of employment:	9 years	Location:	Rochester, NY

Home town:
Current & past employers:	First Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my loan. I have gotten into a bit of credit card debt and would like to be free of the high monthly credit card and loan debt.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,406.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 445200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445200	$18,250	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445200. Member loan 445200 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	efi polymers	Debt-to-income ratio:	20.23%
Length of employment:	2 years	Location:	DENVER, CO

Home town:
Current & past employers:	efi polymers
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to try and consolodate 3 credit card balances into one payment.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,607.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445442	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445442. Member loan 445442 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Included Educational Services	Debt-to-income ratio:	9.96%
Length of employment:	4 years	Location:	Rahway, NJ

Home town:
Current & past employers:	Included Educational Services
Education:

This borrower member posted the following loan description, which has not been verified:

I am a full time employed psychologist, who has never missed a payment. I have saved money for my wedding however I still need to supplement what I have saved. 543949 added on 10/17/09 > The loan will be use to help pay off wedding expenses. 543949 added on 10/17/09 > Thank you for your consideration of my loan application. 543949 added on 10/17/09 > Thank you for your consideration of my loan application

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,880.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445980	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445980. Member loan 445980 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	at & t	Debt-to-income ratio:	18.40%
Length of employment:	10 + years	Location:	OCALA, FL

Home town:
Current & past employers:	at & t
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt 545017 added on 10/22/09 > consolidate debt been at same job for 16 years

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,442.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446019	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446019. Member loan 446019 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	1.20%
Length of employment:	3 years	Location:	Coconut Creek, FL

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan in an effort to overhaul my financial situation. I have some debt with high interest, and this will really help me take care of that, and I'd like to use the rest to finance my wedding :) Thank you in advance. 545112 added on 10/14/09 > Hi, I'm requesting this loan to refinance my debt, and use a portion of it to take a small vacation. I always pay my bills ontime, never been late, and I assure you that I'll pay you back :) 545112 added on 10/14/09 > My bride will really appreciate the small vacation after the simple wedding we're having.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,251.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446734	$11,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446734. Member loan 446734 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	21.99%
Length of employment:	10 + years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Verizon Communications
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for financing to open a pet self-wash / grooming shop in Phoenix, AZ. New to the Lending Club process, but sounds appealing.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,896.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447144	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447144. Member loan 447144 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.00%
Length of employment:	n/a	Location:	HAWLEY, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

547470 added on 10/25/09 > I have a Excellent Credit Score that I have worked very hard to get, I am not going to do anything to jepordize that. I have made all of my payments on time and payed off loans early. I assure you this is not a risky loan for anyone, you WILL get your money back and on time. A man's credit is as important as his name and I intend on mine always being at Excellent Status. I am needing to do some home improvements before the cold weather hits and I am looking for the best rate possible.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447608	$16,425	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447608. Member loan 447608 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	NOB HILL FOODS	Debt-to-income ratio:	15.68%
Length of employment:	10 + years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	NOB HILL FOODS
Education:

This borrower member posted the following loan description, which has not been verified:

548479 added on 10/13/09 > personal loan 548479 added on 10/14/09 > Hi, This loan is to fund my grandson's tuition to become a cosmetologist. Thank you

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$16,956.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 447842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447842	$13,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447842. Member loan 447842 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	GosY and Associates	Debt-to-income ratio:	13.37%
Length of employment:	6 years	Location:	ORCHARD PARK, NY

Home town:
Current & past employers:	GosY and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

548899 added on 10/14/09 > I am consolidating bills and purchasing a vehicle. Thank you,

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448403	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448403. Member loan 448403 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Pennsylvania Transformer	Debt-to-income ratio:	2.70%
Length of employment:	3 years	Location:	SOUTH PARK, PA

Home town:
Current & past employers:	Pennsylvania Transformer
Education:

This borrower member posted the following loan description, which has not been verified:

550115 added on 10/21/09 > To be used in purchase of audio recording equipment.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449162	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449162. Member loan 449162 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Local 46L	Debt-to-income ratio:	8.53%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Local 46L
Education:

This borrower member posted the following loan description, which has not been verified:

551563 added on 10/15/09 > I am 35 yrs old and am looking to borrow money so that I can fully furnish my apartment. I have lived at the sameaddress almost all of my life and my Parents are retired and moving away taking their belongings with them. I need the extra money in order to furnish a three bedroom apartment. Thank you for concidering me. 551563 added on 10/15/09 > I am 35 yrs old and am looking to borrow money so that I can fully furnish my apartment. I have lived at the same address almost all of my life and my Parents are retired and moving away taking their belongings with them. I need the extra money in order to furnish a three bedroom apartment. I have worked for my union for 3 yrs and work is plentiful for the time being. Thank you for concidering me.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,969.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449623	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449623. Member loan 449623 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Private Client Group,llc	Debt-to-income ratio:	13.07%
Length of employment:	1 year	Location:	stonbrook, NY

Home town:
Current & past employers:	Private Client Group,llc
Education:

This borrower member posted the following loan description, which has not been verified:

552390 added on 10/08/09 > tax liabilty, extra cash in hand 552390 added on 10/08/09 > I'm employed at same position for over 20 yrs. i need loan to pay tax liablity and hve extra cash on hand for home inprovement 552390 added on 10/08/09 > Job is very stable. My income is 200k = annually. 552390 added on 10/08/09 > I have never been late with morgage or auto payments 552390 added on 10/08/09 > I'm done with notes 552390 added on 10/08/09 > My monthly home expenses are 7,000 monthly

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$171,950.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449739	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449739. Member loan 449739 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Endurance	Debt-to-income ratio:	12.38%
Length of employment:	1 year	Location:	HOBOKEN, NJ

Home town:	Middletown
Current & past employers:	Endurance
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

552618 added on 10/14/09 > This loan will be used to grow my logistics technology business. The company is 4 years old and has been profitable since inception. The funds will be used specifically for additional systems programming to take the business to the next level expanding nationally from our current New York and Philadelphia market. 552618 added on 10/14/09 > (see above)

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,775.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449869	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449869. Member loan 449869 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,208 / month
Current employer:	Ridgewell's, Inc.	Debt-to-income ratio:	3.27%
Length of employment:	< 1 year	Location:	Bethesda, MD

Home town:
Current & past employers:	Ridgewell's, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

537718 added on 10/20/09 > Loan to supplement expenses for child's professional education. Stable employment, 13+ years with solid company. Homeowner 12+years. No mortgage in high-value area. Excellent credit. No late payments.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,482.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449921	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449921. Member loan 449921 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	UFC, Inc.	Debt-to-income ratio:	24.47%
Length of employment:	3 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	UFC, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552962 added on 10/13/09 > We are openning a Pizza Restaurant called Caribbean Pizza Kitchen. I have ordered the equipment on the credit card, however, the rent has already been paid for our location. We also have 3 ice cream retails stores that are successful. I just want the loan so I don't have to pay the credit card finance fees. I will pay the loan off in 6 months, I was paying the credit card 2100 a month. 552962 added on 10/16/09 > I guess one very important description is that I am a full time employee as a Sr. Technical Consultant with an IT Software Company. That is my full time job, my wife runs the retail businesses.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450080	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450080. Member loan 450080 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	4.23%
Length of employment:	n/a	Location:	Lafayette, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,205.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450180	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450180. Member loan 450180 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$40,000 / month
Current employer:	IBM	Debt-to-income ratio:	2.09%
Length of employment:	5 years	Location:	thornton, CO

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553506 added on 10/09/09 > refinancing credit card at better rate 553506 added on 10/15/09 > I have three card with rate 22.99% I need to refinacing to the better rate

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$19,868.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450384	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450384. Member loan 450384 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,900 / month
Current employer:	n/a	Debt-to-income ratio:	0.13%
Length of employment:	n/a	Location:	VAN NUYS, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553903 added on 10/14/09 > I need this loan to plan my wedding. 553903 added on 10/25/09 > I own and operate trucking/transportation brokerage business for 5 years. I find and assign loads for truckers. I am very responsible person and I pay my bills on time. As a matter of time, I pay off my credit cards every month and I own my truck outright (no payments). I need this loand for my wedding expenses. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450467	$10,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450467. Member loan 450467 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Ga. Power Co.	Debt-to-income ratio:	5.71%
Length of employment:	10 + years	Location:	Cedartown, GA

Home town:
Current & past employers:	Ga. Power Co.
Education:

This borrower member posted the following loan description, which has not been verified:

554073 added on 10/25/09 > This money is only for paying off my credit cards and i hope to be able to split my payment due to getting paid every two weeks this will free up some space and i may be able to pay more. 554073 added on 10/25/09 > You can count on me that this mone will be paid back as fast as possible. thank you all

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$7,156.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450469	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450469. Member loan 450469 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	OPASTCO	Debt-to-income ratio:	20.69%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	OPASTCO
Education:

This borrower member posted the following loan description, which has not been verified:

554079 added on 10/15/09 > I have been employed more than 15 years. Is there a fee for prepayment? 554079 added on 10/19/09 > My only debt would be the loan. 554079 added on 10/22/09 > Don't know if this is against the rules, but $8,000.00 is sufficient for my debt consolidation. My H was able to pay one of my credit cards off this week. So no further funding needed. Thank you.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	44
Revolving Credit Balance:	$126.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450607	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450607. Member loan 450607 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	I Love Sushi	Debt-to-income ratio:	15.93%
Length of employment:	4 years	Location:	Henderson, NV

Home town:
Current & past employers:	I Love Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,569.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450841	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450841. Member loan 450841 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Verizon	Debt-to-income ratio:	16.88%
Length of employment:	8 years	Location:	VENTURA, CA

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

554942 added on 10/12/09 > Need this pay off bills

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,882.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450875	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450875. Member loan 450875 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	NEOPS	Debt-to-income ratio:	13.74%
Length of employment:	5 years	Location:	Meriden, CT

Home town:
Current & past employers:	NEOPS
Education:

This borrower member posted the following loan description, which has not been verified:

555030 added on 10/14/09 > I plan on paying off some credit card debt and to build up a downpayment for a house in the process. I am very motivated to get my family into a house withing the next couple of years. I am very responsible in making payments and I am eager to one payment and no that I will be finished in three years paying off this debt. I have a very successful carreer and really feel that the next step for me is home ownership. 555030 added on 10/18/09 > I also wanted to add a note about the delinquincy that is listed on my credit report. I had an account with Bank of America which I payed off in full. Apparently they added finance charges of $3.98 which accrued between me getting the bill and paying off the balance. They never sent me another statement and I had no idea that I had such minimal balance. No one from the company contacted me and I didn't realize any of this was going on until I pulled a credit report and saw this. I payed off the balance and asked the company for some answers and got no where. This has been a very frustrating sitution and I hope it doesn't affect my chances of getting fully funded. I have learned my lesson and I do not want to have credit card balances with any of these major banks.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,031.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450960	$11,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450960. Member loan 450960 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$19,583 / month
Current employer:	USAA	Debt-to-income ratio:	12.39%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	USAA
Education:

This borrower member posted the following loan description, which has not been verified:

555217 added on 10/14/09 > Fund to consolidate higher-interest debt. 555217 added on 10/15/09 > Purpose of this loan is to consolidate and payoff several higher-interest debt, thus lowering my monthly payments and decreasing my overall interests rates. I have good credit and have never missed a debt payment in my 25+ years of paying bills.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	45
Revolving Credit Balance:	$21,854.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451008	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451008. Member loan 451008 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,860 / month
Current employer:	n/a	Debt-to-income ratio:	0.40%
Length of employment:	n/a	Location:	ORLANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555312 added on 10/12/09 > I am greatful for the opportunity have the home of my dreams. I am also thankful for the chance to prove my worth. 555312 added on 10/13/09 > Dear Investors, I currently rent a home for $2,000.00 a month for the past 18 months. I have never been late a day with the rent. The home is in a short sale and I would like to purchase the home. I have the income to afford the home, but I don not have the down payment. If I am able to secure the loan, my mortgage will be far less than what I pay in rent. I just need the opprotunity to move forward.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,823.00	Public Records On File:	0
Revolving Line Utilization:	6.75%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451177

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451177	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451177. Member loan 451177 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.69%
Length of employment:	n/a	Location:	Pickerington, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555648 added on 10/19/09 > Start-up cost for new business venture.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,437.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451320	$5,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451320. Member loan 451320 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	n/a	Debt-to-income ratio:	16.49%
Length of employment:	n/a	Location:	Hollywood, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555933 added on 10/13/09 > Will refi my house as soon as improvements are finished. Money should be paid back in full by end of year or early next at the latest. Never defaulted on any payments in my life. Call me if you have any questions. Thanks.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$192,661.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451423	$24,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451423. Member loan 451423 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.00%
Length of employment:	n/a	Location:	North Hills, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556130 added on 10/16/09 > My employment information for some reason did not reflect what i have entered. I am self-employed since May 2004. I specialize in immigration and criminal immigration, deportation, asylum and other similar cases. I work directly with attorneys, DA's and etc. Furthermore, we also handle visas, permanent residency and citizenship. The interests on my credit cards are ridiculously high and every time I send them a payment, it seems like the amount never goes down but rather goes up and up. I do not have hardship paying them; however, I am very disappointed on the interest that my credit cards are offering. This loan will help me pay them off at once and just focus on one bill and one statement, which will also help me make large payments and pay it off a lot sooner. 556130 added on 10/16/09 > ALSO, I AM A MORGAGE OWNER AND THIS RE-CONSOLIDATATION WILL HELP ME FOCUS ON MY MORTGATE AND MAKE LARGER PAYMENTS TO PAY IT OFF SOONER.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,417.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 451460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451460	$4,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451460. Member loan 451460 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:	Jordan Health Services	Debt-to-income ratio:	20.38%
Length of employment:	3 years	Location:	ARLINGTON, TX

Home town:
Current & past employers:	Jordan Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,432.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451474	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451474. Member loan 451474 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	SAIC Frederick, Inc.	Debt-to-income ratio:	5.89%
Length of employment:	4 years	Location:	Manhattan, KS

Home town:
Current & past employers:	SAIC Frederick, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

556250 added on 10/13/09 > On time repayor looking to refinance credit cards to make one lower interest payment each month. 556250 added on 10/15/09 > I've been in my current job as a government contractor for three years with salary increases each year and good reviews from my employer and our contracting agency. My company pays for my rent each month and I do not pay for health insurance benefits for myself or my family. I just renewed my current contract for an additional two years. I am a good borrower because when I have extra money I add it to my payments to pay off my obligations quicker.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,577.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451497	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451497. Member loan 451497 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	rock electric	Debt-to-income ratio:	7.40%
Length of employment:	4 years	Location:	poway, CA

Home town:
Current & past employers:	rock electric
Education:	ABC Craft Training

This borrower member posted the following loan description, which has not been verified:

556293 added on 10/13/09 > I plan to use these funds to pay off all revolving debt, my credit cards, and my car. I feel that I am a good borrower because I have not missed or been late on a payment on any accountin over three years. I also have been paying more than the minimum amount due for just as long. 556293 added on 10/16/09 > My position at my place of employment is stable, we are beginning three new projects that will span at least two years. I also recieve regular pay increases every four months as a result of the training program in which I am enrolled, allowing me to save more as well as meet all monthly obligations.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,366.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451509	$12,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451509. Member loan 451509 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	GA Dept. of Community Health	Debt-to-income ratio:	23.94%
Length of employment:	1 year	Location:	SNELLVILLE, GA

Home town:
Current & past employers:	GA Dept. of Community Health
Education:

This borrower member posted the following loan description, which has not been verified:

556318 added on 10/13/09 > Thank you very much for giving me the opportunity to help my parents pay an unexpected tax on their new home! They were ripped off by a builder and they are faced with a huge tax. I'm currently working 2 jobs and I plan to make the monthly payments for them! Again, thank you so much in advance for the loan!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,180.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451543	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451543. Member loan 451543 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Baltimore City Public Schools	Debt-to-income ratio:	10.29%
Length of employment:	10 + years	Location:	RANDALLSTOWN, MD

Home town:
Current & past employers:	Baltimore City Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,026.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451568	$14,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451568. Member loan 451568 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Dunn insurance	Debt-to-income ratio:	10.74%
Length of employment:	10 + years	Location:	MILWAUKEE, WI

Home town:
Current & past employers:	Dunn insurance
Education:

This borrower member posted the following loan description, which has not been verified:

556452 added on 10/16/09 > I own and run a successful insurance agency and have done so for over 30 years. I have and maintain a 401k , over 10,000 in savings . I am not willing to spend savings or be subject to fines for 401k hence me seeking additinal funding. I maintain all outstanding debts responsibly and timely. The loan will be used for a certified investment which is sure to bring in a gradual turn around. Please ask all and any questions I am more than happy to answer.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,010.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451575	$24,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451575. Member loan 451575 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	n/a	Debt-to-income ratio:	3.62%
Length of employment:	n/a	Location:	glendale, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556469 added on 10/13/09 > HELLO I AM SUB-CONTRACTOR I WORK FOR ARM BEL MAINTENANCE INC. IT IS A CONSTRUCTION COMPANY. I OWN A HOUSE IN MIRAGE, ARIZONA I AM REMODELING MY INVESTMENT HOUSE DOWN THERE. I HAVE A GOOD INCOME ABOUT 250.000 GROSS A YEAR 155.000 NET. THIS IS FULLY VERIFIABLE INCOME. I HAD THE PROPERTY SINCE 2007. IF I SPEND AROUND 20,000 IN SUPPLY AND LABOR IS CHEAP AS I AM A SUB-CONTRACTOR, I GUARANTEE AT LEAST THE PRICE OF THE HOUSE WILL GO UP OVER 100,000. THIS MY PROFESSIONAL ESTIMATE.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,575.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451584	$11,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451584. Member loan 451584 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reRubber LLC	Debt-to-income ratio:	22.90%
Length of employment:	4 years	Location:	Ontario, CA

Home town:	Cupertino
Current & past employers:	reRubber LLC
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

556491 added on 10/14/09 > I plan to use the funds to eliminate debt on several bad credit cards in hoping to close those accounts for good. I am a reliable borrower because I have never been late on any payments and have always paid on time throughout my credit history. I have a well paying job as a Business Development Manager for a Green Recycling Company that is in process of expanding. I could afford payments and slowly eliminate my debt without any issues but the high interest rates charged by these banks makes it difficult to lower the numbers. I also live with family so I have no rent costs and basically my highest expense is my debt. 556491 added on 10/14/09 > Since I've been asked other questions, here are some other details that may provide further assurance to potential investors. I am the sole earner of my month wages listed and my car is paid in full. Any student loans I had are being taken care of by family members. The rest of the credit debt I'm not loaning for has little to no interest rates so I'm just mainly looking to eliminate the debt that has high interest rates. Please let me know if there are any other questions. 556491 added on 10/18/09 > Another question I've been asked was what measures have I been taking to eliminate debt. I don't ever use credit cards anymore eliminating any additional debt. Moving back with my family members have cut my costs down and my company just started to pay for my cellular bills. Besides regular expenses such as basic necessities, I've limited all my expenses down to eliminate the debt as soon as possible. Since the interest rates have increased significantly in the past half year for a few of my accounts, I can only imagine it'll take much longer than anticipated. LendingClub is a just a better financial solution in assisting me in this process.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,297.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451585	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451585. Member loan 451585 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	US Air Force	Debt-to-income ratio:	18.03%
Length of employment:	10 + years	Location:	Dover, DE

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,076.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451602	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451602. Member loan 451602 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.14%
Length of employment:	n/a	Location:	High Falls, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556543 added on 10/14/09 > Restoring a 1859 Dutch Reformed Church in Historic Hudson Valley to original condition for future generations to admire and remember.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	8
Revolving Credit Balance:	$870.00	Public Records On File:	1
Revolving Line Utilization:	26.40%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451606	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451606. Member loan 451606 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	12.34%
Length of employment:	n/a	Location:	Austin, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556547 added on 10/14/09 > Using Funds for Debt Consolidation Excellent Credit Self Employed 15 plus years

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,387.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451617	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451617. Member loan 451617 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,326 / month
Current employer:	n/a	Debt-to-income ratio:	16.65%
Length of employment:	n/a	Location:	Guthrie, OK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556575 added on 10/14/09 > I am retired with a guaranteed income for life from the Oklahoma Uniform Retirement System for Judges and Justices and social security. This loan will allow me to reduce my monthly payments by over $100.00 and to pay these credit cards off in three years. 556575 added on 10/14/09 > I have had unsecured credit card debt for many years and have never missed a monthly payment. I have more than enough life insurance for my wife to use to pay this obligation in the event I were to die before it is paid off.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,413.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451628	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451628. Member loan 451628 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	guida scrap metal	Debt-to-income ratio:	14.31%
Length of employment:	3 years	Location:	LEVITTOWN, PA

Home town:
Current & past employers:	guida scrap metal
Education:

This borrower member posted the following loan description, which has not been verified:

556610 added on 10/15/09 > Please visit our companies website www.cwsone.com 556610 added on 10/15/09 > Our business is currently running and has it's highest enrollment in years. We would like this money sothat we can make se improvements to our studio. We want our studio to be a place where our students come and feel at home. We want them to feel comfortable and happy to be there. This will keep kids off the streets and at a place that keels them safe and always learning. 556610 added on 10/20/09 > We are currently starting to do birthday parties at the dance studio. They seem to be a big success,we had our first party this past weekend and we gained 4 new students. We will also be doing a breakfast with Santa around Christmas. We are doing everything we can to get the student as much exsposure as possible. Thank you for your investments thus far.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	68
Revolving Credit Balance:	$980.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451632	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451632. Member loan 451632 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	verizon wireless	Debt-to-income ratio:	18.02%
Length of employment:	4 years	Location:	OCOEE, FL

Home town:
Current & past employers:	verizon wireless
Education:

This borrower member posted the following loan description, which has not been verified:

556618 added on 10/14/09 > I'm a very successful sales manager with verizon wireless with an excellent track record. I have been employee with the number one wireless carrier for 3 years and even with this challenge economy we're still very successful growing our business.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,188.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451663	$14,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451663. Member loan 451663 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Chaffey Joint Union High School District	Debt-to-income ratio:	4.30%
Length of employment:	7 years	Location:	ONTARIO, CA

Home town:
Current & past employers:	Chaffey Joint Union High School District, Inland Valley Daily Bulletin
Education:	National University (Master of Public Administration), DeVry University-California (Bachelor of Science), ITT Technical Institute (Associate of Science)

This borrower member posted the following loan description, which has not been verified:

556696 added on 10/18/09 > Application Date 10/18/2009 556696 added on 10/18/09 > I have a strong history of never missing payments on installment loans. My job is very secure.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	74
Revolving Credit Balance:	$8,752.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451705	$10,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451705. Member loan 451705 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Purdum Gray Ingledue	Debt-to-income ratio:	9.48%
Length of employment:	10 + years	Location:	Macomb, IL

Home town:
Current & past employers:	Purdum Gray Ingledue
Education:

This borrower member posted the following loan description, which has not been verified:

546561 added on 10/14/09 > I have managed to pay off 1 small credit card and would like to pay off 2 more that have interest rates in the 20+% range. Thank you in advance for your consideration in my quest to get out of credit card debt.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$18,393.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451708	$11,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451708. Member loan 451708 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Dorchester County Commissioners	Debt-to-income ratio:	16.46%
Length of employment:	10 + years	Location:	East New Market, MD

Home town:
Current & past employers:	Dorchester County Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

556787 added on 10/14/09 > Pay Off Credit Cards And Loan. 556787 added on 10/15/09 > I work hard at a courthouse and I would like to have just one bill. Pay off credit cards and high interest loan. I will never be laid off.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,372.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451720	$25,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451720. Member loan 451720 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	SharpShooter Imaging	Debt-to-income ratio:	3.98%
Length of employment:	1 year	Location:	Snellville, GA

Home town:
Current & past employers:	SharpShooter Imaging
Education:

This borrower member posted the following loan description, which has not been verified:

556808 added on 10/18/09 > I am looking to finance the purchase of an existing business. The business is currently profitable bringing $12,000 to the bottom line on a very amended schedule. 556808 added on 10/18/09 > This business has existed for 3 years and has grown each year. 556808 added on 10/23/09 > I am bringing $5,000 cash to this purchase and I have a gift of $5,000 coming to cover the remainder of this purchase. 556808 added on 10/26/09 > I will be adding a catering aspect to this business. I will also be marketing to small and medium size churches who are not large enough to have their own gift store. These are both untapped revenue opportunities.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,139.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451741	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451741. Member loan 451741 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	santa clara county library	Debt-to-income ratio:	12.00%
Length of employment:	10 + years	Location:	san jose, CA

Home town:
Current & past employers:	santa clara county library
Education:

This borrower member posted the following loan description, which has not been verified:

556845 added on 10/14/09 > I'm a hard, responsible worker who needs a bit of relief to get married and start a family!! my credit history shows i always pay on time!! 556845 added on 10/14/09 > With this loan I plan to get my open credit lines down to 2 or 3. 556845 added on 10/16/09 > I'm been paying consistently more then the minimum but my total balance barely goes down and I refuse going to credit card consolidaters or anything that may hurt my credit! I really hope the lending club can help. The idea of having a set amount per month that will pay the debt in 3 years is amazing! Some of my interest rates are as high as 22 percent! Ridiculous! 556845 added on 10/20/09 > I actually looked at one of the cards I plan to consolidate and its 29 percent interest right now! Thats just not right! 556845 added on 10/21/09 > If you are wondering how I got into debt, its mainly because of traveling with my band and fronting airfare for members who never paid me back. I use to have the "you only live once attitude" Now its beginning to change to "no money, no honey attitude". I'm basically doing everything I can do to get out of debt and invest in my future. I've also been looking for night and weekend work.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,311.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451757	$18,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451757. Member loan 451757 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	19.71%
Length of employment:	5 years	Location:	La Jolla, CA

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

556883 added on 10/15/09 > Loan will cover some credit card debt and a boat loan with a higher interest rate.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$3,519.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451773	$2,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451773. Member loan 451773 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Knautz Trading	Debt-to-income ratio:	21.88%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Knautz Trading
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,813.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451775	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451775. Member loan 451775 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,400 / month
Current employer:	Group 1 Automotive	Debt-to-income ratio:	21.57%
Length of employment:	10 + years	Location:	Spring, TX

Home town:
Current & past employers:	Group 1 Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

556916 added on 10/14/09 > Funds will be used to immediately pay off several credit card balances (looking at different % amount on 4 to 5 cards to pay in full). I have spent 10 years in the car business with the same company and I was raised by two bankers. I understand the importance of making payments on time and I also understand that my credit card debt is not going anywhere if I only make the on time payments. Consider my Chase Mortgage as a representation of my desire to have strong credit. For a three month period I made 1/4 the monthly income that I normally would have due to the aftermath of Hurricane Ike. It was tight, but I would not accept not being able to pay as agreed. I deal with way too many people day to day that cant get what they want because they didnt take care of their credit. To sum it up, my Grandad once told me "if you pay your bills and take care of your credit you wont ever go hungry". He also said "if you cant pay cash then dont buy it", but we cant all be just like our Grandad. I am not DESPERATE for this, but it sure as hell would give me a light at the end of the high credit card interest rate tunnel. P.s. my wife is a registered nurse at 3800 to 4000 per month gross (11000+ household gross). Experian becon is in the 690's...I prefer to leave her off of the note since her Ford lease is due in 8 months and I want to make sure her becon stay where it is at or gets higher. 556916 added on 10/17/09 > 702 Experian Becon Score 10/12/09 556916 added on 10/26/09 > ONLY 2 DAYS LEFT!! This loan will be used to payoff accounts with payments equal to the payment amount on this contract. My wife and I are stable in our jobs and have always proven the ability to pay. This will give us a healthier outlook on our plan to eventually eliminate our credit card debt. WE ARE A GOOD "RISK"!!!! "Thank you" to those who have contributed. You will not be disappointed.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,724.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451841	$12,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451841. Member loan 451841 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	11.25%
Length of employment:	n/a	Location:	OCALA, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

557092 added on 10/14/09 > HELLO. I WAS ACTUALLY GIVEN THIS COMPANYS INFO. THROUGH THE S.C.O.R.E. OFFICE WHICH IS A BRANCH OF THE SMALL BUSINESS ASSOCIATION. THEY EXPLAINED THAT I DID QUALITY FOR THE 7A SMALL BUSINESS LOAN, HOWEVER, THAT THE PROCESS IS LENGTHY AND THAT MANY PEOPLE IN A SIMILAR SITUATION AS MYSELF HAVE BEEN SUCCESSFUL WITH THE LENDING CLUB. I HAVE BEEN A REAL ESTATE APPRAISER FOR 7 YEARS. WHEN TAYLOR BEAN AND WHITAKER COLLAPSED, I HAD ACCOUNTS PAYABLE OF OVER $20,000 THAT I NEVER RECEIVED FROM THE OFFICE THAT I WORKED AT. I DECIDED TO LEAVE AND OPEN MY OWN BUSINESS. I HAVE BEEN WORKING OUT OF MY HOUSE BUT NOW I AM SO BUSY THAT I AM GOING TO HAVE TO TURN DOWN WORK IF I DON'T MOVE INTO A LARGER BUILDING AND HIRE ANOTHER APPRAISER WHICH REQUIRES NEW COMPUTERS, A NEW SERVER, COMPUTER PROGRAMS, ETC. I HAVE A HIGH AMOUNT OF ACCOUNTS RECEIVABLE HOWEVER, MOST OF THE REO(FORECLOSURE) LENDERS PAY 30-60 DAYS AFTER THE APPRAISAL IS PERFORMED. I WOULD BE MORE THAN GRATEFUL IF YOU WOULD BE ABLE TO ASSIST ME. THANK YOU 557092 added on 10/14/09 > HELLO. I WAS ACTUALLY GIVEN THIS COMPANYS INFO. THROUGH THE S.C.O.R.E. OFFICE WHICH IS A BRANCH OF THE SMALL BUSINESS ASSOCIATION. THEY EXPLAINED THAT I DID QUALITY FOR THE 7A SMALL BUSINESS LOAN, HOWEVER, THAT THE PROCESS IS LENGTHY AND THAT MANY PEOPLE IN A SIMILAR SITUATION AS MYSELF HAVE BEEN SUCCESSFUL WITH THE LENDING CLUB. I HAVE BEEN A REAL ESTATE APPRAISER FOR 7 YEARS. WHEN TAYLOR BEAN AND WHITAKER COLLAPSED, I HAD ACCOUNTS PAYABLE OF OVER $20,000 THAT I NEVER RECEIVED FROM THE OFFICE THAT I WORKED AT. I DECIDED TO LEAVE AND OPEN MY OWN BUSINESS. I HAVE BEEN WORKING OUT OF MY HOUSE BUT NOW I AM SO BUSY THAT I AM GOING TO HAVE TO TURN DOWN WORK IF I DON'T MOVE INTO A LARGER BUILDING AND HIRE ANOTHER APPRAISER. THIS REQUIRES NEW COMPUTERS, A NEW SERVER, COMPUTER PROGRAMS, ETC. I HAVE A HIGH AMOUNT OF ACCOUNTS RECEIVABLE HOWEVER, MOST OF THE REO(FORECLOSURE) LENDERS PAY 30-60 DAYS AFTER THE APPRAISAL IS PERFORMED. I WOULD BE MORE THAN GRATEFUL IF YOU WOULD BE ABLE TO ASSIST ME. THANK YOU 557092 added on 10/14/09 > THE FUNDS WILL BE USED TO PURCHASE COMPUTERS, A SERVER, ADDITIONAL OFFICE FURNITURE (IF NEEDED), AND MISC. OFFICE EQUIPTMENT, COMPUTER PROGRAMS, ETC. I AM ABLE TO REPAY THE LOAN DUE TO THE FACT THAT MY ACCOUNTS RECEIVABLE WILL BE RECEIVED AT THE BEGINNING OF NOVEMBER AND EVERY MONTH THEREAFER. I WAS VERY SURPRISED TO SEE THAT MY BUSINESS TOOK OFF SO FAST. MY GOAL WAS TO MOVE INTO A LARGER BUILDING IN APPROX. (1) YEAR AND IT HAS ONLY BEEN A COUPLE OF MONTHS. MY ACCOUNTS RECEIVABLE FOR SEPTEMBER IS APPROX. $12,000. THIS AMOUNT DOUBLED IN A MONTHS TIME FROM THE PRIOR MONTH. AS I HAVE RECENTLY DISCOVERED, THIS BUSINESS CAN BE LUCRATIVE WHEN THE MARKET IS GOOD AND WHEN THE MARKET IS NOT SO GOOD, THEREFORE, I DO NOT SEE ANY REASON AS TO WHY THIS LOAN WILL NOT BE ABLE TO BE REPAID IN FULL. MY 1099 FOR LAST YEAR LISTED $160,000 AND THAT IS WITH PAYING 35% TO MY EMPLOYER. I NOW CAN COLLECT AND KEEP 100% OF THE APPRAISAL FEE.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	58
Revolving Credit Balance:	$3,672.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451853	$2,500	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451853. Member loan 451853 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,442 / month
Current employer:	M-Line Inc.	Debt-to-income ratio:	6.60%
Length of employment:	10 + years	Location:	Gilbertsville, PA

Home town:
Current & past employers:	M-Line Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557115 added on 10/14/09 > I am looking for a loan to help me relocate and setup my home office. I have a very good paying and stable job which I've held for the past 9+ yrs. which now offers me the possiblity of working from my home. I have had a major downfall, effect, on my credit 10 yrs ago and have been rebuilding since, and am proud to say I've built myself back up through my self-budgeting and financial planning. I continuously maintain my budget, which is planned through the next year, to plan for my future. Though I have built my credit up over the past 10 yrs. I have been unable to obtain approval, through conventional means, for such a loan due to economy and lack of collateral, which is in part what I hope to obtain.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,017.00	Public Records On File:	1
Revolving Line Utilization:	87.30%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 451925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451925	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451925. Member loan 451925 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	OakHill Hospital	Debt-to-income ratio:	16.57%
Length of employment:	1 year	Location:	Brooksville, FL

Home town:
Current & past employers:	OakHill Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

557261 added on 10/15/09 > I am providing security and privacy for my family with this home improvement. Also, will increase the value of my home.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,465.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451928	$2,100	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451928. Member loan 451928 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,880 / month
Current employer:	STATE FARM	Debt-to-income ratio:	6.32%
Length of employment:	1 year	Location:	SAN PEDRO, CA

Home town:
Current & past employers:	STATE FARM
Education:

This borrower member posted the following loan description, which has not been verified:

557268 added on 10/18/09 > This is to start my new ebiz. I have wanted to start my biz online for a long time now and finally have the time to do so online. I have done market research for about a year and a half on my product and market. I also have 2 supply vendors ready to go. This amount will be enough to open the website and fund my ppc campaign. If you have any questions please don't hesitate to ask! Cheers and Thanks!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,903.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451989	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451989. Member loan 451989 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Infotechnologies	Debt-to-income ratio:	16.66%
Length of employment:	3 years	Location:	Wayne, NJ

Home town:
Current & past employers:	Infotechnologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	30
Revolving Credit Balance:	$65,844.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452078	$21,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452078. Member loan 452078 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,292 / month
Current employer:	Gunther International Ltd	Debt-to-income ratio:	14.57%
Length of employment:	1 year	Location:	East Lyme, CT

Home town:
Current & past employers:	Gunther International Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

557633 added on 10/15/09 > I am looking for startup capital to fund a DVD Kiosk business in the Northeast. This business will look to target small to mid size grocery store chains and convenience stores that are currently overlooked by the Red Box and Blockbuster brand kiosks. I have already funded 25% of the costs and this loan represents the balance. The kiosk itself is manufactured by a firm out of Canada called DVDNow. The model I am looking at is the S250 which has the ability to rent DVDs, Blu Ray disks and games. The machine also has both multimedia and print advertising capabilities which I intend to fully utilize. The success rate amongst current owner/operators has been good and I am fully confident that I will achieve the same kind of success. 557633 added on 10/16/09 > On a more personal note, my current employment as a compliance accountant is very stable and should remain so into the foreseeable future. I have always had excellent credit and have never had a problem with repaying ANY loans I've taken out in the past. I carefully monitor my monthly expenses as well as anticipate any large future expenditure to avoid any surprises.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,648.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452108	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452108. Member loan 452108 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,380 / month
Current employer:	MDS Aero Support	Debt-to-income ratio:	4.85%
Length of employment:	3 years	Location:	Sheboygan, WI

Home town:
Current & past employers:	MDS Aero Support
Education:

This borrower member posted the following loan description, which has not been verified:

557687 added on 10/19/09 > The loan is going to be use to start my business. Thanks you very much.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$119.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452132	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452132. Member loan 452132 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Chevy CHASE BANK	Debt-to-income ratio:	12.22%
Length of employment:	9 years	Location:	ashburn, VA

Home town:
Current & past employers:	Chevy CHASE BANK
Education:

This borrower member posted the following loan description, which has not been verified:

557734 added on 10/15/09 > I justg want to have one payment I will be paying more than my min payment . I have very stable job . I am just promoted to Assistant vice president to . I can also have auto debit from my account

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,191.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452143	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452143. Member loan 452143 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	In-Home Supportive Services	Debt-to-income ratio:	10.80%
Length of employment:	10 + years	Location:	SUNNYVALE, CA

Home town:
Current & past employers:	In-Home Supportive Services
Education:

This borrower member posted the following loan description, which has not been verified:

557760 added on 10/18/09 > The purpose of this loan is to fund a medical procedure for my disabled son. I am an ideal candidate for this loan because I have zero delinquent accounts, have never filed for bankruptcy, been employed full-time for over ten years at the same company, and have always taken my financial responsibilities very seriously. My DTI is very ideal because my rent is only $400 per month, and that includes electricity! And the rest of my utilities, food expenses, and other miscellaneous expenses are quite small as well. You can be assured that this, as with all my other financial obligations will always be paid on time, in full. Thank you for taking the time to consider this loan. Most sincerely, Positive Perspectives 557760 added on 10/18/09 > The purpose of this loan is to fund a medical procedure for my disabled son.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,424.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452145	$21,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452145. Member loan 452145 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Military	Debt-to-income ratio:	18.85%
Length of employment:	1 year	Location:	Tucson, AZ

Home town:
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

557762 added on 10/15/09 > Thank you so much. I will be able to save money now and pay off my cards faster. 557762 added on 10/17/09 > I am in the military and have been for 17 years. A majority of that time was spent in the Air National Guard, however I am full time again. I have approximately 10 years before I retire. I get paid on the 1st and 15th routinely. I always pay over the amaount on my credit cards, but I feel like I can not get ahead. I have been really stressing out thinking about my retirement. I had a credit card cutting ceremony-I am serious. I have already decided how much I will save per month and it will be debeted from my pay, into an account that I will not touch. 557762 added on 10/25/09 > I wanted to thank all investors that have funded my loan thus far. I am excited about the my fresh start opportunity. Below, I've provided my actual budget for the first half of November. I have talked to my utility company and had a few of my bills due at the latter end of the month so that I could pay my entire mortgage on the 1st. I was paying the mortgage on the 15th, never busting the grace period...but always incurring a fee. Becasue I will pay the mortage on the 1st-I was reap an annual saving of $144. This may seem miniscual, but every dollar brings me closer to being debt free. Mortgage 1321.78 Southwest Gas 24.56 USAA Insurance 0 (end of cycle) Groceries 75 Gas 60 TEP 114.16 Tucson Water 51.46 Snap Fitness 31 (last month) Dillards (pay off with lening club loan) Citibank (pay off with lending club loan) That gives me a disposalable 500.04. I will put half in savings and put the rest towards my Federal School Loan ( the only debt that will not be paid off with the Lending Club Loan. 557762 added on 10/25/09 > I just noticed that my profile says tha I have been with my current employer for 1 year. This is incorrect, I have been at my current duty station since 1997 (I am active duty Air National Guard) and I have been in the military for 17 years. Before my guard career I was Acitve duty Air Force stationed at Tyndall and Andersen.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,020.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452158	$24,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452158. Member loan 452158 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	Ronni's Place	Debt-to-income ratio:	4.43%
Length of employment:	10 + years	Location:	HIALEAH, FL

Home town:
Current & past employers:	Ronni's Place
Education:

This borrower member posted the following loan description, which has not been verified:

557831 added on 10/16/09 > Kitchen remodel/consolidate debt

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	66
Revolving Credit Balance:	$57,322.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452267	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452267. Member loan 452267 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	Zurich North American	Debt-to-income ratio:	17.82%
Length of employment:	3 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Zurich North American
Education:

This borrower member posted the following loan description, which has not been verified:

557975 added on 10/16/09 > I have learned my lesson about using too credit cards. I had high limits and the credit card companies reduce my limits and raised my interest rate. I have never been late on any account.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,728.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452298	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452298. Member loan 452298 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,132 / month
Current employer:	Innovative information Technologies	Debt-to-income ratio:	10.29%
Length of employment:	3 years	Location:	Edison, NJ

Home town:
Current & past employers:	Innovative information Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,560.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452326	$19,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452326. Member loan 452326 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,350 / month
Current employer:	n/a	Debt-to-income ratio:	5.56%
Length of employment:	n/a	Location:	Chandler, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558149 added on 10/16/09 > We will use the funds to start our internet business. We offer a variety of home decor, gift items and collectibles. We are diligent in paying our personal bills and will use the same diligence in repaying this loan. We are very serious about this being a profitable venture.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,653.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452341	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452341. Member loan 452341 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	20.40%
Length of employment:	n/a	Location:	Flushing, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558183 added on 10/19/09 > I got 8 small amounts of credit cards,I'd like to get a loan Pay them off at once instead of pay 8 cards a month and some of them are 29.99 APR. I've been work for my own bridal shop for 7 years as full time wedding photographer sometimes I have to travel around and ask my family to help to take care of the payments when I away,Once I got the loan it will helps me to manage my financial part.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,122.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452354	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452354. Member loan 452354 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Exploria	Debt-to-income ratio:	6.11%
Length of employment:	< 1 year	Location:	Blue Bell, PA

Home town:
Current & past employers:	Exploria
Education:

This borrower member posted the following loan description, which has not been verified:

558205 added on 10/23/09 > I am in Executive level position with a stable company. Our company operates in the Pharmaceutical Industry. Solid credit score and zero risk customer 558205 added on 10/23/09 > Will use the loan to pay a credit card and also do some home improvement.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,874.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452356	$9,700	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452356. Member loan 452356 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	International Paper	Debt-to-income ratio:	8.15%
Length of employment:	4 years	Location:	Wheaton, IL

Home town:	Sparta
Current & past employers:	International Paper, Nestle Purina
Education:	Pittsburg State University

This borrower member posted the following loan description, which has not been verified:

558216 added on 10/21/09 > Looking for a loan to help pay for our wedding on New Year's Eve. I currently have no debt obligations and my fiancee just graduated from Medical School and will be starting work in June. I have excellent credit and have never been late with a payment. Thanks!

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,953.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452382	$1,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452382. Member loan 452382 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Logicalis	Debt-to-income ratio:	9.21%
Length of employment:	4 years	Location:	seattle, WA

Home town:
Current & past employers:	Logicalis
Education:

This borrower member posted the following loan description, which has not been verified:

558315 added on 10/16/09 > Hello, I am paying off the remainder of my credit card debt, and would like to decrease the amount of interest I'm paying while I do that.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,822.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452391	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452391. Member loan 452391 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Siemens	Debt-to-income ratio:	6.84%
Length of employment:	4 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

558327 added on 10/16/09 > This loan will be used to pay my moms credit card debt. She's been thru a rough patch and divorce and this loan will help her get the credit card companies off her back and back on her feet. 558327 added on 10/16/09 > I've been working for a stable company for the last 4 years, even thru the downturn in the economy. My mom will be paying me for the loan every month in full, since it is less than all her payments combined.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,303.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452398	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452398. Member loan 452398 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,867 / month
Current employer:	Department of the Army	Debt-to-income ratio:	7.78%
Length of employment:	2 years	Location:	WOODFORD, VA

Home town:
Current & past employers:	Department of the Army
Education:

This borrower member posted the following loan description, which has not been verified:

558341 added on 10/21/09 > Federal Gov't employee GS-13 with one house and one car. Want to pay off credit cards debt and pay for Harvard Leadership Program

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,686.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452401	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452401. Member loan 452401 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	BAE Systems	Debt-to-income ratio:	13.81%
Length of employment:	2 years	Location:	WASHINGTON, DC

Home town:	Reading
Current & past employers:	BAE Systems
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

558346 added on 10/16/09 > I am an Engineer with a stable job trying to consolidate my high interest credit card debt. I have been working at BAE Systems for over a year now as a mechanical engineer. My job pays me well, and I have already been given a raise twice since starting in July 2008. I need this loan to pay off my cards that have interest rates of 22.74% and 29.99% with balances of $1164.76 and $9058.33 respectively. I also have 2 other cards with balances of $1863.92 and $480.50 with APRs of 9.99% and 12.90% respectively that I would like to consolidate so I can close all but one of these accounts and make just one monthly payment. Although I am close to my limit on my credit cards, I have been able to maintain a good credit score because I make all my payments on time and I have no delinquencies or public records. The reason my cards are so close to their limit is because I went to abroad for 6 months after graduation in 2007. Unfortunately it was more expensive than I thought it would be and I ended up over-using my credit cards. Since returning I have changed my credit card utilization significantly, I only carry one of my cards with me and it is used for emergency purposes only. Also, I use online banking and automatic bill-pay for my credit cards, student loans, and utility bills, this helps me keep a close eye on my budget so that I can make responsible financial decisions. Please, help me simplify my budget by getting rid of these high interest cards. My other monthly expenses include: rent $710, student loans $175, $85, $100, utilities $85-120, cable $45, and transportation $200 (I live in the city and take the train to work), which totals $1420/month, my income, after taxes and contribution to my 410K, is $3100/month, that leaves $1680/month. Currently the minimum payments on my cards are $52, $37, $25, and $350, but over the last 6 months I have been paying $80, $75, $45, and $400 respectively so that I m not just paying off the interest (its not much, but its a start). If you factor these payments (totaling $600) into my monthly budget, I am left with $1080/month for groceries and personal expenses. This loan would replace my current card payments of $600 with the loans monthly payment of $519. The fact that I have been paying $500-600/month for these cards for the last 2 years without being late or delinquent on any of my accounts is proof that I can afford to pay back this loan, thus making it a safe bet. I would use this loan to completely payoff all of my cards, and close my high interest accounts.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,217.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452407	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452407. Member loan 452407 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	20.40%
Length of employment:	3 years	Location:	Antioch, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

558357 added on 10/16/09 > I plan on using this loan to consolidate student debt along with another account debt. 558357 added on 10/22/09 > I want to give a little more description to this loan request. I recently got married, and my husband and I own a timeshare together. It's a balance of about $4300 left on that loan, but at a much higher interest rate. Additionally, I am entering my last semester of college, and will be needing to pay tuition of $1700 on December 18th. This loan will be very managable - it replaces a loan we already pay around $110/month for, and eliminates our need to add more credit card debt to our lives by paying for my tuition that way. We also recently consolidated households - I previously rented an apartment and he has owned our home for 5 years now, so we have more money in our monthly budget overall. This is mainly to make our finances more affordable on a monthly basis while I finish out what has been a very expensive college experience! Please refer to my other loan - 350206 - for my excellent borrowing history with the Lending Club.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,278.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452417	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452417. Member loan 452417 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.19%
Length of employment:	n/a	Location:	EDINBURG, TX

Home town:	Mexico City
Current & past employers:	IPC Apartments, Interpower Corp, Tokyo Electron America, Lockheed Martin Corp., Biomedical Enterprises
Education:	University of Texas Pan American, The University of Texas at San Antonio

This borrower member posted the following loan description, which has not been verified:

558370 added on 10/16/09 > It's the perfect time to trim down on the number of credit cards. Don't have a problem making the payments, but the payments will be lower here anyway. And why should the credit cards have all the profits? 558370 added on 10/16/09 > I already have a loan here in Lending Club and It is faithfully up to date with no problems. I'm paying down as fast and as much of my credit card debt as I can as part of my debt reduction plan. 558370 added on 10/20/09 > Thank you for your consideration. I assure you the money will be put to good use and in a responsible manner. 558370 added on 10/20/09 > I would like to correct the amount given in response to a question. The other loan I have with LendingClub is for $5,600 and not for $5,000. Sorry for the typo.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$685.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452429	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452429. Member loan 452429 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,915 / month
Current employer:	n/a	Debt-to-income ratio:	1.61%
Length of employment:	n/a	Location:	Hurricane, UT

Home town:	Milwaukee
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558389 added on 10/16/09 > I have very good income (I'm on full time disability so it's guaranteed to never end), so you can feel safe about me never "losing my job"...as such, you may feel confident I can always make my payments. 558389 added on 10/16/09 > This loan will partially be used to include: putting a 3.5% down payment on my newly purchased $105,000 house; moving expenses, and pay off my credit card bills. 558389 added on 10/17/09 > Whatever is left over will be used to travel back to Wisconsin (I live in Utah) to see my family, whom I hardly ever get to see. Any remaining will go into my bank account to guarantee even further that I will always have enough to make sure you get paid back. If you are seeing those 3 delinquencies, and are reconsidering lending to me based on those ~ please know that I don't want you to feel concerned, and want to do whatever I can to make you feel safe about helping me out. I've always had automated payments with pretty much any company I ever dealt with. Those 3 times, I started out with a couple of different accounts with manual payments instead of the automated, which everything else was. Because I was used to automated, I had difficulty remembering to pay those manually, thereby ending up with those 3 "more than 30 days late" on my credit report. I have since switched those over to automated, and have never had a problem since. As you know, re-payment for this loan is automated, which guarantees you will be re-paid. And like I said, since I am on full time disability, my monthly income is in no danger of ending. Not all that long ago, my credit score was 800...it went down a bit when I had those difficulties, but now I am completely back on track & am doing whatever I can to raise my credit score back up, hopefully to 800 again. I hope I have answered any questions or concerns you might have; I just want you to know that I am a safe investment, so you can feel secure about helping me take my next step up in life!!! Thank you so much in advance for your help!!!

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,926.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452441	$5,000	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452441. Member loan 452441 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,833 / month
Current employer:	crescent drilling and production	Debt-to-income ratio:	0.17%
Length of employment:	5 years	Location:	miami , FL

Home town:
Current & past employers:	crescent drilling and production
Education:

This borrower member posted the following loan description, which has not been verified:

558407 added on 10/19/09 > i have no debt, but i am gonna use this money for a few miscellaneous items, such as, i.e., getting my knee scoped, fixing a car that i will sell, tv for downstairs, pay 2 credit cards with a total of $2300.00 for both and to have in the bank. my job is secure and i make good money in the oilfied, working offshore as an engineering specs hand. i am a very good borrower. i have excellent credit and pay the bills i have on time and i have very little, if no debt. my monthly bills total about $2000.00, so my living expenses are manageable. been at my position for 4 years and there will always be a need for the exploration of oil and acquiring this resource.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$444.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 452450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452450	$22,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452450. Member loan 452450 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	WV Army National Guard	Debt-to-income ratio:	22.81%
Length of employment:	10 + years	Location:	Saint Albans, WV

Home town:
Current & past employers:	WV Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,328.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452480	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452480. Member loan 452480 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	KHM Studios / (2nd job DRIVE LLC.)	Debt-to-income ratio:	23.48%
Length of employment:	9 years	Location:	San Antonio, TX

Home town:
Current & past employers:	KHM Studios / (2nd job DRIVE LLC.)
Education:

This borrower member posted the following loan description, which has not been verified:

558492 added on 10/21/09 > Earlier this year my credit card rates have double and in one case tripled. None of the companies are willing to negotiate a better rate so I am wanting to pay them all off and not do business with those companies any longer. I don't mind paying interest that is agreed upon but when they just raise rates from one month to the next, after being an on time paying customer for years, I don't feel that is a good business practice. A small portion of the funds will also be used to replace the stairs leading from the back of my home down to the back yard which is about an 8 foot drop. The home is 9 years old and the stairs must be replaced. The estimated payment for this loan is actually slightly less than what I pay for all my credit cards combined on a monthly basis so it will not impact my monthly budget at all. It will actually free up about $50.00 a month. As far as employment, I have been with one company for almost 8 years now as an audio engineer and computer systems tech. It's a small company and very stable since we are diverse in the type of work we do. When the market drops in one area, our work load increases in other. My second job as an audio engineer/lighting director for a Production company is also very stable. We provide concert gear for several national acts as well as a local group that has had steady work for the passed 5 years now and are booked a minimum of 6 nights a week 12 months in advance. I was contract until the beginning of this year when I was made an employee. That company is only getting busier by the day. As my credit shows. I have not had any negative marks for at least 5 years now. I have made a huge effort to organize myself financially and have achieved it. The credit cards I have were all opened to help raise my credit score and everything was going fine until the market freaked out as we all know and the banks started raising everyone's rates.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,369.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452494	$13,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452494. Member loan 452494 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	24 Hour Fitness, Inc.	Debt-to-income ratio:	9.81%
Length of employment:	4 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	24 Hour Fitness, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

558520 added on 10/17/09 > Need consolidation to avoid high intrest rates of credit cards and to pay off quickly. Loan repayment is not an issue. I have stable, well paying employment and a good credit history.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,132.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452505	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452505. Member loan 452505 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,025 / month
Current employer:	PriceWaterhouseCoopers LLP	Debt-to-income ratio:	4.57%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	PriceWaterhouseCoopers LLP
Education:	Robert Morris University

This borrower member posted the following loan description, which has not been verified:

558543 added on 10/17/09 > I gave a loan to my parents to finish their house as my dad could not work due to a surgery. They are unlikely going to pay me back in the near future and I have multiple issues with my vehicle that needs to be addressed. I appreciate your help. 558543 added on 10/17/09 > I am a good borrower due to the fact that I don't have a lot of outstanding debt at this time. I was promoted in less than 2 years and my job security is extremely safe. 558543 added on 10/17/09 > I am also trying to persue my MBA and as I am reimbursed by my employer I still need to pay up front for classes. Due to the circumstances I am in it would be extremely difficult for me to go back for that schooling. 558543 added on 10/17/09 > The only true expenses that I have currently are associated with my renting of an apartment. Monthly expenses range from $600-$800 a month

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,937.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452507	$18,250	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452507. Member loan 452507 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Falcon School District 49	Debt-to-income ratio:	23.72%
Length of employment:	10 + years	Location:	COLORADO SPRINGS, CO

Home town:	Takoma Park
Current & past employers:	Falcon School District 49, Department of Defense Dependent Schools (DODDSs), US Army
Education:	California State University Sacramento, University of Colorado Colorado Springs, Rochester Institute of Technology (RIT), Purdue University

This borrower member posted the following loan description, which has not been verified:

558547 added on 10/23/09 > Consolidate High Interest Credit Cards 558547 added on 10/23/09 > Here is the website for Project Lead the Way~I am a PLTW Engineering Instructor~ http://www.pltw.org/ Here is my school website~ http://www.d49.org/schools/vrhs/ Here is my School District Website~ http://www.d49.org/Pages/default 558547 added on 10/23/09 > I am looking foward to getting out of the clutches of credit card companies. I plan on keeping one credit card open for emergencies only. I have never been late on any of my accounts and have an excellent credit history along with a stable job. I have already sent employer verification information to lending club along with my paystubs~ 558547 added on 10/25/09 > I would like to thank everyone for their consideration in funding my loan!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,298.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452523	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452523. Member loan 452523 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Wagamama	Debt-to-income ratio:	18.25%
Length of employment:	4 years	Location:	THREE RIVERS, MI

Home town:
Current & past employers:	Wagamama, Pan Pacific Hotel, Barnes & Noble
Education:	California Culinary Academy, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

558592 added on 10/19/09 > This loan is to consolidate high interest credit card debt into a lower interest loan which will allow me to be debt free in 3 years.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,455.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452542	$14,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452542. Member loan 452542 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Systems Refrigeration	Debt-to-income ratio:	24.41%
Length of employment:	8 years	Location:	DU BOIS, PA

Home town:
Current & past employers:	Systems Refrigeration
Education:

This borrower member posted the following loan description, which has not been verified:

558656 added on 10/19/09 > I have a very stable job with great pay-the credit card crisis has really hurt our monthly budget due to outrageous fees and increasing interest rates.We have the financial resources available but our money is going to the wrong places! With this money we will be able to pay off 4 credit cards now and 2 more in January. Thank you for this opportunity-all we really need is a fresh start! 558656 added on 10/26/09 > Some good news for us-my wife was just hired as a driver helper for the holiday season with UPS. Hard work and the faith of strangers will see us out of this debt. Thank you to all who have contributed so far!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,515.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452580	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452580. Member loan 452580 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Twinspires	Debt-to-income ratio:	20.15%
Length of employment:	1 year	Location:	APTOS, CA

Home town:
Current & past employers:	Twinspires
Education:

This borrower member posted the following loan description, which has not been verified:

558736 added on 10/17/09 > I'm looking for a loan to enable me to consolidate and pay off credit card debt gained while in college. I much rather lock in a reasonable rate of a personal loan as opposed to the skyrocketing rates from the credit companies. I've got a great track record and have never missed a payment or paid the mere minimal.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,903.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452584	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452584. Member loan 452584 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Walker Partners	Debt-to-income ratio:	18.04%
Length of employment:	3 years	Location:	Waco, TX

Home town:
Current & past employers:	Walker Partners
Education:

This borrower member posted the following loan description, which has not been verified:

558740 added on 10/17/09 > truck repair

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,768.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452599	$8,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452599. Member loan 452599 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Dress Barn	Debt-to-income ratio:	14.94%
Length of employment:	2 years	Location:	SHEBOYGAN, WI

Home town:
Current & past employers:	Dress Barn
Education:

This borrower member posted the following loan description, which has not been verified:

558769 added on 10/23/09 > Much needed debt consolidation. Just got married and would like a fresh start. 558769 added on 10/23/09 > We plan to use the funds to pay off all debts collected from getting married as well as a big car expense that came up. We have always paid all of our debts on time as you can see from the file. Our jobs are very stable and I will probably be promoted into management by next year. We don't have to spend much money per month other than standard utilities and of course the credit card debt. Our rent is very low as we live in my mother in laws old house and she is renting it to us. This loan would help us greatly to jump start our new marriage and get us on the right track to being debt free.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,455.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452602	$11,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452602. Member loan 452602 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	LA Packing, Crating and transport	Debt-to-income ratio:	11.36%
Length of employment:	10 + years	Location:	Hollywood, CA

Home town:
Current & past employers:	LA Packing, Crating and transport
Education:

This borrower member posted the following loan description, which has not been verified:

558776 added on 10/17/09 > I have three credit cards. Total debt of $10,360.00 I work for a wonderful company and this November i will have been there for 12 years. I am in the middle of my transsitioning from male to female. My hormone treatments is very expensive and I can not use my health ins. It's all cash. I also had two root canals done costing me $3000.00. That just put me over the top. I did pay that card down to $550 from $3000. My only bills i have is rent:$800 and cable/internet$120 a month. And my hormones cost me about $265 a month. I am bringing home about $2100. Paying of these cc would allow me to start saving for my surgery which will cost me about $16000. I have never missed a payments. Late payment, never. I would really like to pay these cc off. Thank you for helping me....Lisa 558776 added on 10/22/09 > I just want to add something. I am an investor too. My portfolio is made up with speculative stocks. Stocks costing from $2-$10. I am down about 60%. Big mistake. Lesson learned. This was my surgery money. This acct is very important to me. Now I learned about p2p lending. I would rather help other investors earn 9% - 10.64% return then pay these cc and banks that keep changing the rules. I am paying around $200 a month on interest. I will never pay down my debt. Take a chance on me and let me help you make some money. Thank you....Lisa 558776 added on 10/25/09 > I hope i am not breaking any rules, but; i just want to thank everyone for funding my loan. Thank you....lisa

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,908.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452649	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452649. Member loan 452649 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	4G Wireless - Verizon	Debt-to-income ratio:	22.74%
Length of employment:	1 year	Location:	Escondido, CA

Home town:
Current & past employers:	4G Wireless - Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

558864 added on 10/17/09 > This loan will help pay for wedding expenses.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,721.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452651	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452651. Member loan 452651 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Diamond Detective Agency, Inc.	Debt-to-income ratio:	16.08%
Length of employment:	2 years	Location:	MARKHAM, IL

Home town:
Current & past employers:	Diamond Detective Agency, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

558876 added on 10/17/09 > Entrepreneurial income as a Legal Assistant ($10k annual) is included with combined annual income.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,327.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452706	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452706. Member loan 452706 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,333 / month
Current employer:	n/a	Debt-to-income ratio:	5.99%
Length of employment:	n/a	Location:	CHANUTE, KS

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559037 added on 10/20/09 > I will pay off taxes and credit cards to establish a better credit rating in hopes of purchasing a home! I have payed off a pickup truck thru GMAC and currently paying on another vehicle thru GMAC. I am a long haul truck driver and have been paying on a truck in which I will soon have payed for on a lease purchase program thru Dart Transit Based in Eagan ,Mn! My monthly budget Varies between $1700-$2000 a month!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,548.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452710	$1,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452710. Member loan 452710 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.05%
Length of employment:	n/a	Location:	Madison, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559042 added on 10/18/09 > The kids have finally moved out and it's time to refresh the first-floor paint.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$269,726.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452740	$14,400	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452740. Member loan 452740 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Conference USA	Debt-to-income ratio:	7.82%
Length of employment:	5 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Conference USA
Education:

This borrower member posted the following loan description, which has not been verified:

559107 added on 10/22/09 > We will be using this money for the down payment for the house we are purchasing. We will be receiving the tax credit since we will close before Nov. 30th, 2009 so half of this loan will be paid off right away and we will continue paying off the rest over the 36 months of the loan. I have excellent credit and unfortunately all my funds are tied up in other investments and I do not want to take them out at this time for cash. Please feel free and call with any questions. Thank you!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,889.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452749	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452749. Member loan 452749 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Hershey Entertainment and Resorts	Debt-to-income ratio:	20.16%
Length of employment:	1 year	Location:	MARIETTA, PA

Home town:	Danville
Current & past employers:	Hershey Entertainment and Resorts, Carrabbas Italian Grill
Education:	Art Institute Pittsburgh

This borrower member posted the following loan description, which has not been verified:

559124 added on 10/18/09 > I am opening a photography studio in a week and am looking for $8000 to help with advertisements, new equipment and a few last renovations. I have a very stable income and used the funds I had saved for renovations. My photography company brings in a great deal of money each year and I am opening the studio because of a high demand for my work. I am almost completely booked until late December 2009 and am booking alot of photography shoots for 2010. 559124 added on 10/18/09 > - I am a sole proprietor - I have no bad marks or late payments on my credit history 559124 added on 10/20/09 > I will have direct debit from my business bank account so all payments will be made on time and above minimum payment. 559124 added on 10/22/09 > Thank you to those who have helped fund my loan thus far!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,923.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452768	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452768. Member loan 452768 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,000 / month
Current employer:	Administrative Resources Corp	Debt-to-income ratio:	4.87%
Length of employment:	10 + years	Location:	Northridge, CA

Home town:
Current & past employers:	Administrative Resources Corp
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

559178 added on 10/18/09 > Plan to use the proceeds of this loan to term out, 3yrs., Chase account that is revolving. 559178 added on 10/18/09 > Job is stable. Mange the business business the my father stated 35 years ago. Great borrower. Never late! My credit is Golden!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$129,224.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452802	$9,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452802. Member loan 452802 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Commerzbank	Debt-to-income ratio:	9.89%
Length of employment:	10 + years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Commerzbank
Education:

This borrower member posted the following loan description, which has not been verified:

559246 added on 10/22/09 > Consolidating credit cards

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$24,427.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452808	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452808. Member loan 452808 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sunrise Medical	Debt-to-income ratio:	7.41%
Length of employment:	6 years	Location:	Denver, CO

Home town:
Current & past employers:	Sunrise Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,610.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452896	$24,250	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452896. Member loan 452896 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,625 / month
Current employer:	Office of Court Administration	Debt-to-income ratio:	13.88%
Length of employment:	10 + years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Office of Court Administration
Education:

This borrower member posted the following loan description, which has not been verified:

559429 added on 10/19/09 > I want to pay off my credit cards in 3 years with one fixed payment. I pay all my bills on time without exception. I have an excellent income and a very secure job. (21 years) 559429 added on 10/24/09 > Admittedly, I was a little naive with the concept behind LendingClub. Only after perusing the site did I realize, I???m not dealing with the banking industry, but instead, I???m dealing with individuals just like myself. That said, I think it???s only fair I give a little background of whom I am and why I???m making my request. I???m a government employee with The Unified Court System which is comprised of all the courts in New York State plus the Office of Court Administration. I have worked for the Office of Court Administration for over 21 years. I started my career as a court officer and rose up the ranks to my present position as Deputy Chief Clerk. In today???s precarious working environment I can ensure you I have very secure employment and rewarding income. I have two children in college. I elected to pay a good portion of their college expenses with my credit cards. Hindsight suggests a different approach. As the end draws near, I would like to have all of my credit card???s expenses paid off within four years. I???m very comfortable with the payments offered by LendingClub. The interest rate is similar to the combined average of the cards I would like to payoff, but having automated payments and a three year payoff is satisfying. I want to thank everyone in advance for helping me reach one of my goals. I???m deeply grateful and humbled you made the decision to invest in me.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	22
Revolving Credit Balance:	$54,459.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452924	$25,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452924. Member loan 452924 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Atlas Transport Logistic	Debt-to-income ratio:	11.93%
Length of employment:	4 years	Location:	Doral, FL

Home town:
Current & past employers:	Atlas Transport Logistic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,601.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 452957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452957	$21,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452957. Member loan 452957 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Surgical Motion	Debt-to-income ratio:	18.59%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Surgical Motion
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	33
Revolving Credit Balance:	$26,090.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452961	$15,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452961. Member loan 452961 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Polytechnic School	Debt-to-income ratio:	24.08%
Length of employment:	7 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Polytechnic School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$22,240.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452990	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452990. Member loan 452990 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	12.55%
Length of employment:	n/a	Location:	HERNANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559594 added on 10/22/09 > I do not make mortgage payments as I have a reverse mortgage. I need to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,191.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453018	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453018. Member loan 453018 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	AMR Capital	Debt-to-income ratio:	14.16%
Length of employment:	9 years	Location:	Miami, FL

Home town:
Current & past employers:	AMR Capital
Education:

This borrower member posted the following loan description, which has not been verified:

559649 added on 10/19/09 > Funds will primarily be used for tax purposes and the rest will be used to help pay for an engagement ring

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,641.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453023	$17,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453023. Member loan 453023 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Army	Debt-to-income ratio:	12.70%
Length of employment:	6 years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	United States Army
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

559662 added on 10/19/09 > Hello there! What can I say really, other than the fact that I'm trying to do some refinancing and debt consolidation....school loans, everyday bills....simplifying life! I've got great credit (742 to be exact!), I pay my bills on time and have a steady job with the Army--good investment, no? Besides, I'm cute and you can't pass that up! So do yourself a favor and throw some funding my way. We'll mooch off one another for a while and come out on top in this crazy system called the national economy! Thank you in advance--you're my hero :) 559662 added on 10/20/09 > I have been informed that the previous half of my loan description was not appropriate and after allowing myself a second of humiliation, I have decided that this person is right. Therefore, I will leave a description that is actually honest and real because that's really all there is. Frankly, this whole process--talking to banks, looking at various lines of credit and doing research--has been somewhat disheartening and what I previously wrote was a sarcastic, pessimistic version of that. Most of my debt (as I'm sure is the case with many other borrowers on this site) comes from student loans. Currently, I'm in grad school full-time and I work full-time which doesn't always seem to present well for banks. However, I'm not your typical student. I have excellent credit and I ALWAYS pay my bills on time, but I just happen to enjoy learning and have not reached the point in my life yet where my "ideal job" is attainable (doctorate here I come). I wish I could say that I had the job and career (even kids) which would allow me to settle down, but I've still got a little ways to go before any of that comes to fruition. As far as the military goes, they have paid for a decent portion of my education (which I am extremely greatful); however, anyone who is familiar with how Tuition Assistance works knows that they certainly don't pay for everything. I can't complain, I've been given a great opportunity to continue my schooling and not everyone gets that chance. Still, I could use some help because I desprately want to simplify the rest of my life by consolidating all of those loans into one place. Thank you in advance.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,644.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453032	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453032. Member loan 453032 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,060 / month
Current employer:	LGOPSINC	Debt-to-income ratio:	2.14%
Length of employment:	10 + years	Location:	Beverly Hills, CA

Home town:
Current & past employers:	LGOPSINC
Education:

This borrower member posted the following loan description, which has not been verified:

559681 added on 10/19/09 > Hi Lending Club, I would like to use Lending Club to take some extension courses to help me build my knowledge and allow for other consulting opportunities. My expenses are low and I have excellent credit after years of hard work. Thank you for investing.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,504.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453128	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453128. Member loan 453128 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	L3 communications	Debt-to-income ratio:	0.24%
Length of employment:	6 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	L3 communications
Education:

This borrower member posted the following loan description, which has not been verified:

559871 added on 10/19/09 > Finishing final work on one of our many projects. Investor backed out and would rather borrow than bring another investor in. Make $150k with no debts and my partner makes $125k no debt. Our business is additionally profitable outside of our personal income. Will likely pay off in less than 6 months.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	47
Revolving Credit Balance:	$633.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453138	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453138. Member loan 453138 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	8.88%
Length of employment:	7 years	Location:	New York, NY

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

559901 added on 10/19/09 > I am a tax manager at a big four accounting firm, very secure job. Looking for a loan to consolidate my credit cards into one payment with a lower rate than currently provided by my card companies. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$20,755.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453204	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453204. Member loan 453204 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Yuli Enterprises	Debt-to-income ratio:	8.20%
Length of employment:	< 1 year	Location:	WALLINGTON, NJ

Home town:
Current & past employers:	Yuli Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

560085 added on 10/20/09 > Just want to pay my bills. I pay my bills, on time, all the time!! 560085 added on 10/20/09 > A New Start, with a great monthly payment 560085 added on 10/26/09 > I want to Thank all the Lenders your really helping someone out that needs it

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,979.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453257	$4,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453257. Member loan 453257 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,279 / month
Current employer:	Procter and Gamble	Debt-to-income ratio:	5.13%
Length of employment:	1 year	Location:	CINCINNATI, OH

Home town:
Current & past employers:	Procter and Gamble
Education:

This borrower member posted the following loan description, which has not been verified:

560204 added on 10/20/09 > I have set the terms of this loan to be repaid in 3 years, however I am expecting to have this loan repaid within 6 months.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	46
Revolving Credit Balance:	$455.00	Public Records On File:	1
Revolving Line Utilization:	18.20%	Months Since Last Record:	58
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 453280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453280	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453280. Member loan 453280 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Citrin Cooperman & Co.	Debt-to-income ratio:	11.78%
Length of employment:	< 1 year	Location:	MASSAPEQUA PARK, NY

Home town:
Current & past employers:	Citrin Cooperman & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

560247 added on 10/20/09 > This is a personal loan to help fix my Cash Flow issues. I will pay this loan back within 12-18 months.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,216.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453287	$5,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453287. Member loan 453287 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Spring Valley, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560255 added on 10/21/09 > Year One Capital Raise Goal = $50k Overview: The business will capitalize on the tight economy by offering products and services that will pay them back for their everyday shopping. They will also find select best priced products and services in the US that we represent. Products / Services: Rebates ??? Over $2000 per year in potential rebates on all shopping Cell phone service ??? Approved Reseller of Lowest Cost unlimited talk and text in US Financed Planning for Business owners - Give $1M to biz owners. Not personally liable. Financial Innovation Group, Inc. ??? Solicit Referrals from members Other: online defensive driving and more Marketing and Advertising: 1. Use all internet social sites 2. Email blasts to ???opt-in??? consumers 3. Strategic website banners, ads 4. Affiliate program for almost any website/company Profit and Loss Projections: 12 mos Total Revenue: $1,270k Total Expenses: $690k Net Income: $580k

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453290	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453290. Member loan 453290 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,625 / month
Current employer:	general dynamics	Debt-to-income ratio:	10.19%
Length of employment:	4 years	Location:	troutdale, OR

Home town:
Current & past employers:	general dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

560256 added on 10/20/09 > looking to remodel my kitchen and update my bathrooms.....my contractor is giving me a great deal and i need this money in other to get started. 560256 added on 10/22/09 > I have been on my job going on 5 years i have an excellent income. I was going to fund the job myself, but when i learned about the Lending Club and put in my information the rate i qualified for was very attractive so i figured i would move foward and fund the job with the Lending Club money raher than checking with a bank or credit union and let them earn more money off of hard working people.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$19,315.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453329	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453329. Member loan 453329 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	7 Eleven	Debt-to-income ratio:	12.65%
Length of employment:	3 years	Location:	Ridgefield Park, NJ

Home town:
Current & past employers:	7 Eleven
Education:

This borrower member posted the following loan description, which has not been verified:

560345 added on 10/22/09 >

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,780.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453358	$8,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453358. Member loan 453358 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	13.36%
Length of employment:	< 1 year	Location:	LOS ANGELES, CA

Home town:	Houston
Current & past employers:	Verizon Wireless, Greensheet Publications
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

560409 added on 10/20/09 > I have been employed with my employer (Verizon Wireless) for over 5 years. Verizon Wireless is a stable company and has been throughout this entire recession. I have a finance degree from Penn State University. I have good credit and have always paid all of my bills in a timely manner and have never exceeded the credit limit. I am financially responsible. I am wanting to consolidate my debt with this loan so that I can save money on interest. Thank you. 560409 added on 10/21/09 > If anyone has any questions they would like to ask, please do not hesitate to post a question and I will respond asap. Thank you. 560409 added on 10/24/09 > I was made aware of Lending Club via Lending Tree. Thus far, Lending Club has proven to be a solid and great way to not only borrow, but to invest. Therefore, I have recently become an investor and I am looking forward to investing in an organization that has revolutionized the way we can not only borrow but invest. I had many options that were presented to me to borrow from traditional banks, however Lending Club has proven to be the most innovative and productive way for qualified borrowers to receive loans and also for investors to really increase their portfolios, especially during this tough recession. 560409 added on 10/25/09 > Thanks to all of the investors who have invested money thus far, I greatly appreciate it.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,884.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453361	$9,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453361. Member loan 453361 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	IIFData Solutions	Debt-to-income ratio:	9.19%
Length of employment:	1 year	Location:	arlington, VA

Home town:
Current & past employers:	IIFData Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

560416 added on 10/20/09 > I have a credit card through Yamaha that has an interest rate of 19.8%. This "credit" was provided (By Yahama Motors) for a motorcycle purchase through Yamaha back in 2007. Once the "credit card" is paid off (with this loan), I will receive the title and will be able to sell the motorcycle ASAP. I will most likely be able to get around 6500 for the motorcycle so most of this loan will get paid back once the motorcycle is sold. Thank you for your time, and money.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	25
Revolving Credit Balance:	$40.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453363	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453363. Member loan 453363 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,600 / month
Current employer:	Miami Dade County Dept of Corrections	Debt-to-income ratio:	10.42%
Length of employment:	< 1 year	Location:	Miami, FL

Home town:
Current & past employers:	Miami Dade County Dept of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

560417 added on 10/20/09 > I need the loan to help my mom with some medical costs and I also need some new furniture.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,971.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453366	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453366. Member loan 453366 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,417 / month
Current employer:	BlackRock	Debt-to-income ratio:	24.84%
Length of employment:	2 years	Location:	NEPTUNE, NJ

Home town:
Current & past employers:	BlackRock
Education:

This borrower member posted the following loan description, which has not been verified:

560424 added on 10/20/09 > Loan will be used to consolidate debt. 560424 added on 10/21/09 > Loan will be used to pay off high interest creditcards (24.99% - 29.99%) I am good borrower because I have a stable job and have never paid a bill late. Monthly budget is $5400 which include mortgage payment, car payment, creditcard payment, utility payment, insurance, other expenses

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$117,358.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453391	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453391. Member loan 453391 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	19.70%
Length of employment:	< 1 year	Location:	Denton, TX

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

560471 added on 10/22/09 > Consolidating several credit cards whose rates have gone up. Hardworker, I know the importance of excellent credit as my history shows. Continuous employement for 16 years, never been fired from a job. This is almost T-Bill quality :)

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,725.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453393	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453393. Member loan 453393 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Bobbi Hair Design	Debt-to-income ratio:	13.63%
Length of employment:	< 1 year	Location:	Smithtown, NY

Home town:
Current & past employers:	Bobbi Hair Design
Education:

This borrower member posted the following loan description, which has not been verified:

560473 added on 10/20/09 > medical expenses

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,338.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453401	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453401. Member loan 453401 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	12.45%
Length of employment:	10 + years	Location:	bridgeport, CT

Home town:
Current & past employers:	CVS Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

560482 added on 10/20/09 > I'm going to use the loan to consolidate some of my debts

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	61
Revolving Credit Balance:	$72,733.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453411	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453411. Member loan 453411 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	El Potro Mexican Restaurant, 4 of them	Debt-to-income ratio:	12.82%
Length of employment:	< 1 year	Location:	Winter Park, FL

Home town:
Current & past employers:	El Potro Mexican Restaurant, 4 of them
Education:

This borrower member posted the following loan description, which has not been verified:

560505 added on 10/20/09 > Getting the loan to provide smoother cash flow and to avoid mixing my business' money with personal funds. I am President of 4 successful restaurants and need to keep my growing family nicely taken care of.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$140,601.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453432	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453432. Member loan 453432 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Westin Hotel	Debt-to-income ratio:	13.16%
Length of employment:	7 years	Location:	Atlantic Highlands, NJ

Home town:
Current & past employers:	Westin Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

560539 added on 10/20/09 > The loan will be for a 2007 f-350 with 18000 miles its from a privite guy. I was told this web site was better then going to banks. Great chance to use web site. Thanks 560539 added on 10/25/09 > I do plan on using it for starting a business and if everything works out i would like to use web site again. Thanks

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	28
Revolving Credit Balance:	$10,098.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453437	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453437. Member loan 453437 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,586 / month
Current employer:	Department of Veterans Affairs	Debt-to-income ratio:	11.88%
Length of employment:	1 year	Location:	Denver, CO

Home town:	Dallas
Current & past employers:	Department of Veterans Affairs
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

560552 added on 10/20/09 > Between graduate school, moving across the country, and unexpected medical bills, I found myself further in a debt that seemed to get deeper and deeper. I desire nothing more than to live a debt free life, so that I can fully focus on what I'm passionate about - international volunteerism.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,805.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453450	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453450. Member loan 453450 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,721 / month
Current employer:	US Army	Debt-to-income ratio:	18.19%
Length of employment:	7 years	Location:	APO AE, NY

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

560585 added on 10/22/09 > This loan would assist me in purchasing a property of approximately 18 acres, located near Deer Lodge, Montana. I have been saving for over 7 years and currently have more than enough to pay the entire value of the property. My money, however, is invested in mutual funds that are still under the value that was paid for them. This loan would allow me to purchase the property without withdrawing the majority of my investments. 560585 added on 10/22/09 > As you can see, I have no credit card debt. I receive approximately $890 a month from the army for housing allowance that is not included in my income. When I am not deployed, part of that money goes to rent, which is less than $600 a month. The only debt I have currently have is for my 05 Ford Explorer, for which I pay approximately $500 a month and have 32 payments remaining. The payoff value for it is $14,882.20

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453460	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453460. Member loan 453460 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	abramson centre for jewish life	Debt-to-income ratio:	20.26%
Length of employment:	5 years	Location:	philadelphia, PA

Home town:
Current & past employers:	abramson centre for jewish life
Education:

This borrower member posted the following loan description, which has not been verified:

560600 added on 10/21/09 > thanks for the loan,referals will be made to my friends and colleagues, is loan usually disbursed promptly. 560600 added on 10/21/09 > thanks, loan accepted,referals will be made to friends introducing them to the club 560600 added on 10/22/09 > I have a stable job with abramson centre for jewish life. this is a nursing home that carters for the elderly. I work as a state licensed nurse. My job pays a monthly income of $4300, with a potential of increase annually. I am a good borrower, s my credit score tells the whole story. I have always honoured my credit obligation as at when due. The loan will be used for general home improvement and some other personal family expenses which require urgent attention. there is no fear that my income will be able to meet the loan servicing amount and there will not be any fear of default as i have a good credit record.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,473.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 453462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453462	$1,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453462. Member loan 453462 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.28%
Length of employment:	n/a	Location:	jacksonville, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560614 added on 10/22/09 > Need this loan to avoid some high charges. Never been late with payment in my life or didn't pay back. 560614 added on 10/22/09 > This is a little time sensitive - if I won't be able to get till 26th then won't need it at all.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,751.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453468	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453468. Member loan 453468 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.87%
Length of employment:	n/a	Location:	DULUTH, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members has 1yr or 2yrs membership. So, It will be safe investment. 560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members have 1yr or 2yrs membership. So, It will be safe investment. Thank you 560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members have 1yr or 2yrs membership. So, It will be safe investment. 560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members have 1yr or 2yrs membership. So, It will be safe investment.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,631.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453477	$9,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453477. Member loan 453477 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,861 / month
Current employer:	PAETEC Holding Corp	Debt-to-income ratio:	10.99%
Length of employment:	4 years	Location:	FAIRPORT, NY

Home town:
Current & past employers:	PAETEC Holding Corp
Education:

This borrower member posted the following loan description, which has not been verified:

560653 added on 10/21/09 > Purchase of an Engagement Ring.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	57
Revolving Credit Balance:	$4,431.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453503	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453503. Member loan 453503 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,337 / month
Current employer:	Prometric	Debt-to-income ratio:	19.78%
Length of employment:	2 years	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:	Prometric
Education:

This borrower member posted the following loan description, which has not been verified:

560723 added on 10/21/09 > This amount is to refinance a previous 5yr personal loan (46 months left) and my credit card debt. I currently pay more than $600 a month toward them, more than the minimum payment, and intend to allocate at least that much to this loan. I intend to get out of debt within 2 yrs and needed to reduce the interest rates. The listed income does not account for a part-time job providing $250-$350 a week after taxes. My plan it to use these $1000+ to pay for car-loan ($300, 27 months left) insurance and this. I just got a pay increase, so I feel secure at work. Thanks! 560723 added on 10/21/09 > The personal loan is $6300 at 24% and I have a closed credit card account with $1400 remaining at 22%. The current revolving balance includes 3 cards that will reset in december at 17% variable. As soon as the fed starts increasing its rate, I am toast.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,147.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453516	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453516. Member loan 453516 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Taylor Morrison	Debt-to-income ratio:	18.54%
Length of employment:	9 years	Location:	Gilbert, AZ

Home town:
Current & past employers:	Taylor Morrison
Education:

This borrower member posted the following loan description, which has not been verified:

560743 added on 10/21/09 > Need to consolidate really high rates into a lower one. Thanks

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	21
Revolving Credit Balance:	$46,031.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453517	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453517. Member loan 453517 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sage Environmental Consulting	Debt-to-income ratio:	1.40%
Length of employment:	2 years	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	Sage Environmental Consulting
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

560744 added on 10/21/09 > I apologize for the loan title; I wasn't sure what the website was asking me. This loan will be used for needed car repairs.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	52
Revolving Credit Balance:	$238.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453521	$14,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453521. Member loan 453521 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Paychex Inc	Debt-to-income ratio:	15.50%
Length of employment:	8 years	Location:	Webster, NY

Home town:
Current & past employers:	Paychex Inc
Education:

This borrower member posted the following loan description, which has not been verified:

375349 added on 10/21/09 > I am going to use funds to pay off credit card debt acquired in past couple of years (young family / new house), and be debt free in 3 years (to start saving for 2 young son's college education). Even though it's been a tough economy for a salesperson, I work at a great company (8yrs) and have very stable job. I am a hard worker and I see a bright future for myself and my family. My vehicle will be paid off in Nov 09 and is in great shape. This loan will take care of high interest as well as moving my credit rating higher when this loan is paid off. Thanks for your help and I will pay off my loan in 3 years.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	2
Revolving Credit Balance:	$7,237.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453524	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453524. Member loan 453524 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,242 / month
Current employer:	home depot	Debt-to-income ratio:	8.14%
Length of employment:	1 year	Location:	avon, CO

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

560760 added on 10/21/09 > I am a Retail Manager at Home Depot currently and i have been involved in retail management for the last 7 years. I am also helping to develop a pre-existing business in Vail CO. This loan will be used to open our website and get moved into our new larger store front in Vail Village. We expect this expansion to improve foot traffic immensely, and the website will improve our market penetration. We have done over $225,000 in sales since January of 09' while opening our business without financing. Our monthly operating costs are just under $12,000 including payroll. There is no competition within our region, and the only company to offer a similar product is located in California. The CEO and buyer have 25 years of experience with this product. 560760 added on 10/21/09 > I have been taking college courses and am in my junior year working on a degree in business finance and a minor in business management. Some of my classes have included business law, e-commerce and marketing. I feel confident that i can help turn this business into an $700,000+ per year storefront. 560760 added on 10/21/09 > I have been taking college courses and am in my junior year working on a degree in business finance and a minor in business management. Some of my classes have included business law, e-commerce and marketing. I feel confident that i can help turn this business into an $700,000+ per year storefront.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,120.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453541	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453541. Member loan 453541 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	n/a	Debt-to-income ratio:	0.81%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560814 added on 10/25/09 > I want to consolidate my debt and have a fixed payment.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 453570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453570	$24,250	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453570. Member loan 453570 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,333 / month
Current employer:	United Airlines	Debt-to-income ratio:	16.71%
Length of employment:	< 1 year	Location:	ALGONQUIN, IL

Home town:
Current & past employers:	United Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,724.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 453583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453583	$9,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453583. Member loan 453583 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	19.61%
Length of employment:	2 years	Location:	Nanuet, NY

Home town:
Current & past employers:	KPMG LLP
Education:

This borrower member posted the following loan description, which has not been verified:

560886 added on 10/21/09 > I am 27 years old and trying to get my life together. I am trying to consolidate my debt to get out of debt. I need to repair my credit before I can start my life.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,301.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453585	$4,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453585. Member loan 453585 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Watkins Shepard Trucking	Debt-to-income ratio:	10.82%
Length of employment:	3 years	Location:	Helena, MT

Home town:
Current & past employers:	Watkins Shepard Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

560889 added on 10/21/09 > Funds to be used to mail out 4 page letters to future customers of Ultra-International; a 20 year old (go-geen) company marketing home, health, and beauty products.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	40
Revolving Credit Balance:	$405.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453586	$19,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453586. Member loan 453586 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Virtual Communications	Debt-to-income ratio:	10.95%
Length of employment:	6 years	Location:	Weston, FL

Home town:
Current & past employers:	Virtual Communications
Education:

This borrower member posted the following loan description, which has not been verified:

545167 added on 10/21/09 > I need to payoff all my credit card debt, accumulated on the startup process of a business. Now that the business has become stable, I need to have a stable, predictable payment, since credit cards are beginning to change terms and conditions and increase rates. As seen in my credit report, I have not missed a single payment on any of those cards.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$19,304.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453587	$6,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453587. Member loan 453587 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	one source landscaping solutions	Debt-to-income ratio:	18.90%
Length of employment:	< 1 year	Location:	gainesville, FL

Home town:
Current & past employers:	one source landscaping solutions
Education:

This borrower member posted the following loan description, which has not been verified:

560891 added on 10/21/09 > I would like a loan to fund a small lawn maintenance business. I know it is entering the slow season however it is the perfect opportunity to take advantage of others selling discounted equipment. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	53
Revolving Credit Balance:	$24.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453589	$6,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453589. Member loan 453589 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,993 / month
Current employer:	WorldVenture	Debt-to-income ratio:	22.89%
Length of employment:	1 year	Location:	Centennial, CO

Home town:	Mesa
Current & past employers:	WorldVenture, Arrow Electronics
Education:	Platt College-Aurora

This borrower member posted the following loan description, which has not been verified:

560897 added on 10/21/09 > Working to consolidate my credit card debt so I can get out of the red and move forward with the next stage of my life, foster adoption. 560897 added on 10/26/09 > After looking at some of the other loan applications, here's some more information you may find helpful in making your lending decision. Some Expenses: - Rent $645 (includes all utilities except electricity) - Student loan $198 - Computer payment (my computer died this summer) $100 (will be completed in 10 months) - No car payment, I own my car outright. I do owe about $400 in car repair expenses, these will be rolled into this loan. I have only been at my job for a little over one year, however I have been consistently employed since the age of 17 with no periods of unemployment. My job and skill set lies in in web site development and technology, a field that's been remarkably stable and has even shown growth in the current economy.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$5,019.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453618	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453618. Member loan 453618 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Maxim Healthcare Services	Debt-to-income ratio:	2.80%
Length of employment:	< 1 year	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Maxim Healthcare Services
Education:

This borrower member posted the following loan description, which has not been verified:

560948 added on 10/21/09 > My Gross Income is actually $3,200/mo

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,526.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453629	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453629. Member loan 453629 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Gateway Business Bank	Debt-to-income ratio:	8.84%
Length of employment:	6 years	Location:	Tustin, CA

Home town:	Anaheim
Current & past employers:	Gateway Business Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,819.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453632	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453632. Member loan 453632 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.29%
Length of employment:	n/a	Location:	doylestown, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560980 added on 10/21/09 > I have a one time medical situation that I need to handle quickly. When you check my credit report you will see that I am never late on any payments ever. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,977.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453664	$12,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453664. Member loan 453664 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	arvilla oilfield services	Debt-to-income ratio:	13.40%
Length of employment:	6 years	Location:	evans, WV

Home town:
Current & past employers:	arvilla oilfield services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	34
Revolving Credit Balance:	$5,943.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453667	$6,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453667. Member loan 453667 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$113,500 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	0.62%
Length of employment:	9 years	Location:	Highlands Ranch, CO

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

561049 added on 10/21/09 > Close out high interest 401k loan.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453677	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453677. Member loan 453677 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	masco retail cabinet group	Debt-to-income ratio:	17.90%
Length of employment:	9 years	Location:	WARREN, OH

Home town:
Current & past employers:	masco retail cabinet group
Education:

This borrower member posted the following loan description, which has not been verified:

561070 added on 10/21/09 > this loan will be used to consolidate my current revolving credit, along with paying off my vehicle. currently im paying over 1500 a month seperately compared to 800 if all combined. my job is secure, before taxes i have a 60000 salary. i have over 9 years of service with my company. a strong market for my field also helps, which is increasing in volume daily. as you can see from my credit report, all accounts are held current, which i take much pride in doing so. i just feel as though id benefit from making one monthly payment versus multiple small ones that will take much longer to payoff then 36 months. thank you

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,715.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453686	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453686. Member loan 453686 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.88%
Length of employment:	n/a	Location:	rancho cucamonga , CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

535303 added on 10/22/09 > consilidation of debt into 1payment instead of four.also current on all debts.have been successfully self employed for the past 10yrs.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,725.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453717	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453717. Member loan 453717 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	wal mart	Debt-to-income ratio:	16.50%
Length of employment:	8 years	Location:	PHOENIX, AZ

Home town:	new york city
Current & past employers:	wal mart, big boy restaurants
Education:	long island city high school queens ny

This borrower member posted the following loan description, which has not been verified:

561120 added on 10/24/09 > HI - I AM A HARDWORKING AVE JOE WHO IS TIRED OF PAYING 21 PERCENT TO THE CARD COMPANIES I HAVE VERY LITTLE OTHER DEBT A GREAT CREDIT SCORE - I WORK A JOB THAT WILL NEVER GO AWAY I HAVE NEVER BEEN LATE WTH SO MUCH AS THE NEWSPAPER BILL -- YOU WILL ALWAYS GET YOUR MONEY ON TIME NO EXCEPTIONS 561120 added on 10/25/09 > if anyone looks to invest by were someone was raised or lived i was born and raised in new york city - lived in detroit mi and chicago il

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,943.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453744	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453744. Member loan 453744 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$75,000 / month
Current employer:	National A-1	Debt-to-income ratio:	1.16%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	National A-1
Education:

This borrower member posted the following loan description, which has not been verified:

426334 added on 10/22/09 > I have a stable job. Just in a situation that my loved one is sick and I do not have the funds needed in such a short time frame. Please fund this soon the longer we wait the less of a chance my loved one will be better. 426334 added on 10/23/09 > I have made a error in the monthly income. I make $75,000 a year instead of a month. Sorry for the miss information. Thanks for the support.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,706.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453751	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453751. Member loan 453751 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,833 / month
Current employer:	n/a	Debt-to-income ratio:	18.70%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:	Batesville
Current & past employers:	Independent Contractor For several anesthesia groups, St. Jude Medical, Elvis Presley Trauma Unit, Emory Hospital, University of Miami, Jupiter Hospital
Education:	Middle Tennessee School of Anesthesia Inc., Union University, Baptist Memorial Hospital School of Nursing

This borrower member posted the following loan description, which has not been verified:

561234 added on 10/22/09 > Hi! I have excellent credit, and I make plenty of money to pay my debt. However, I am just trying to be smart and pay these credit cards off at a lower rate. I'm not a doctor's wife anymore, so I am taking charge of my life and my finances. Thanks for your assistance! God bless! 561234 added on 10/22/09 > I give anesthesia for a living, so I have a very steady income.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$188,853.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453754	$9,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453754. Member loan 453754 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	the research foundation of suny	Debt-to-income ratio:	13.55%
Length of employment:	5 years	Location:	RENSSELAER, NY

Home town:
Current & past employers:	the research foundation of suny
Education:

This borrower member posted the following loan description, which has not been verified:

561254 added on 10/22/09 > consolidate debt lower interest rate

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	6
Revolving Credit Balance:	$618.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453770	$4,750	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453770. Member loan 453770 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	22.69%
Length of employment:	10 + years	Location:	Austin, TX

Home town:
Current & past employers:	Whole Foods Market
Education:

This borrower member posted the following loan description, which has not been verified:

532945 added on 10/22/09 > I used my credit card to fund a small portion of a home based business I was starting. At the time the interest on the credit card was reasonable. When I received a notice that the interest on the card was going to almost double it made my plans of saving for a down payment on a home almost impossible.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,023.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453783	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453783. Member loan 453783 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,817 / month
Current employer:	TD Bank	Debt-to-income ratio:	20.52%
Length of employment:	4 years	Location:	LYNN, MA

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,867.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453790	$24,250	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453790. Member loan 453790 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Karndean International	Debt-to-income ratio:	0.22%
Length of employment:	1 year	Location:	JAMUL, CA

Home town:
Current & past employers:	Karndean International
Education:

This borrower member posted the following loan description, which has not been verified:

561318 added on 10/22/09 > Just purchased a foreclosure and needing some money to fix up. Home appraised at $51,000 over my purchase price, plus I put 20%down, so I already have equity. I will do a refi/equity line to pay off the loan, I just couldn't do one right away as the home just closed. So I am looking for some money to do the windows, kitchen and bathrooms and build more equity. I have very good credit and a high paying job, in the same industry for 15 years. Also, the 8 inquiries on my credit report are from my home purchase, and will be consolidated down to 2 (in fact, Equifax has already done this and my score with them is curently 789, which I can prove). Thanks for your help!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$675.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 453791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453791	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453791. Member loan 453791 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	macerich	Debt-to-income ratio:	9.48%
Length of employment:	3 years	Location:	syracuse, NY

Home town:
Current & past employers:	macerich
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,326.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453809	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453809. Member loan 453809 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Mobil Dialysis	Debt-to-income ratio:	19.08%
Length of employment:	2 years	Location:	Ormond Beach, FL

Home town:
Current & past employers:	Mobil Dialysis
Education:

This borrower member posted the following loan description, which has not been verified:

561354 added on 10/22/09 > Home Improvements

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	73
Revolving Credit Balance:	$134,842.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453816	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453816. Member loan 453816 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,208 / month
Current employer:	n/a	Debt-to-income ratio:	0.82%
Length of employment:	n/a	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,235.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 453843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453843	$25,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453843. Member loan 453843 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	west palm beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561475 added on 10/22/09 > Please look at www.vaporsoothers.com. It is Patent Pending product. I need the money to help get to market. I'm almost there! Thank You in advance. 561475 added on 10/22/09 > P.S. I have orders for 50 master cases that need to be filled ASAP. Please help, I will make sure your money is returned. 561475 added on 10/23/09 > By the way, I have almost perfect credit. I have never been late with a payment!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1967	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,269.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453850	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453850. Member loan 453850 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	dave and busters	Debt-to-income ratio:	11.15%
Length of employment:	5 years	Location:	MILPITAS, CA

Home town:
Current & past employers:	dave and busters
Education:

This borrower member posted the following loan description, which has not been verified:

561486 added on 10/22/09 > Is there anyway you could add 12 more months to make it 4 years instead of 3 years.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,067.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453866	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453866. Member loan 453866 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	EmpireCLS	Debt-to-income ratio:	8.82%
Length of employment:	1 year	Location:	Santa Monica, CA

Home town:
Current & past employers:	EmpireCLS
Education:

This borrower member posted the following loan description, which has not been verified:

561480 added on 10/22/09 > I'm paying off a settlement and pay off of this loan will be within one year.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,688.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453879	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453879. Member loan 453879 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,011 / month
Current employer:	LAUSD	Debt-to-income ratio:	19.58%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	LAUSD
Education:

This borrower member posted the following loan description, which has not been verified:

561551 added on 10/22/09 > I just about to finish about half way ($4000 left) paying off my monies borrowed through Lending Club. I need the additional $25,000 to lend to my Father. He is a truck driver who's been driving for 5 years working from the Port of Long Beach. He was awarded for a $100,000 grant program for a new LNG truck, but needs an additional $45,000 for a new truck. My Father pretty much lost everything 10 years ago, and his credit is really bad so he can't get any kind of financing. I tried co-signing for him, but the lenders said that i have no commercial credit to help him. This loan will really help my dad get that new LNG truck. If we don't use the grant awards, it will be transferred to someone else.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453885	$24,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453885. Member loan 453885 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	qualcomm	Debt-to-income ratio:	12.14%
Length of employment:	5 years	Location:	san diego, CA

Home town:
Current & past employers:	qualcomm
Education:

This borrower member posted the following loan description, which has not been verified:

561563 added on 10/22/09 > Hi, I am an active real estate investor looking for a loan, which will supplement, me in buying foreclose properties for flipping. I already have 2 properties under construction/repair and I am looking for some loan for my next property.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,161.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 453894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453894	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453894. Member loan 453894 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sprint	Debt-to-income ratio:	17.61%
Length of employment:	4 years	Location:	Citrus Heights, CA

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

519397 added on 10/22/09 > Just like most people with credit card balances I've been hit hard by the economy. . . but, to elaborate on what I'm sure has become a clich?? statement, my problems are from the high interest rates that have been added to my higher balance cards. Managing credit has been a pretty streamlined process thus far, being able to carry most of my debt on cards that have been prime +1% and sub 10% apr cards but recently the cards I've so comfortably held my balances have dropped rates like 29.9% and 21.9% as standard rates on my already higher balances. I'd like to blame it on the companies, calling it a sort of bait and switch method but I have to take most of the blame considering how long I carried balances on some of these cards. I've never missed a single payment on any of my loans or lines of credit and I don't have issues paying what I do owe but it isn't moving in a positive direction now with these rates and I would like to get rid of these balances. I've already put up all of my cards and have no plans to use them. I've even cut up and even closed some of my higher balance cards. Now it's time to become debt free. I've been at my place of emplyment for 4 years come December and am in a secure position. I'm confident in my ability to pay and will stay current on all my debts. i just need to get this taken care of.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,383.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453900	$8,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453900. Member loan 453900 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.78%
Length of employment:	n/a	Location:	DENVER, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,743.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453910	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453910. Member loan 453910 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Big Y Supermarket	Debt-to-income ratio:	3.71%
Length of employment:	4 years	Location:	WINDSOR, CT

Home town:
Current & past employers:	Big Y Supermarket
Education:	Berklee College of Music, Manchester Community College

This borrower member posted the following loan description, which has not been verified:

561620 added on 10/22/09 > Going to use funds to purchase new energy efficient windows for my house to help keep down the heating costs this winter.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,747.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453938	$8,400	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453938. Member loan 453938 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	idearc media	Debt-to-income ratio:	12.50%
Length of employment:	6 years	Location:	NORTH ARLINGTON, NJ

Home town:
Current & past employers:	idearc media
Education:

This borrower member posted the following loan description, which has not been verified:

561678 added on 10/22/09 > i would like to obtain a loan to payoff my current auto loan i have the difference in cash and want to payoff my auto in 3 years as opposed to 7. I have the remaining cash to payoff the balance on my auto loan. i will be eliminating a $450 payment 561678 added on 10/22/09 > please consider my loan options as i would be reducing my payments and looking to pay this loan off in less than one year

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,972.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453965	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453965. Member loan 453965 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	UnitedHealth Group	Debt-to-income ratio:	12.15%
Length of employment:	5 years	Location:	Prairie Village, KS

Home town:
Current & past employers:	UnitedHealth Group
Education:

This borrower member posted the following loan description, which has not been verified:

561741 added on 10/22/09 > I have good credit score and earn a good salary but am looking to consolidate some debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$37,859.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453967

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453967	$5,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453967. Member loan 453967 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,680 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	21.48%
Length of employment:	10 + years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

561748 added on 10/22/09 > I am a Flight Attendant and have been with my company for 14 years. I bought a house two years ago and had to do some major repairs in order to move into the home after eight months of working on the house 60% of the work being done by myself. I spent more than I thought I would have too, now I am working hard to payy it all off and be debt free and live debt free. I plan to use this loan to payoff some smaller credit cards all at once: Amex: $499.89 @13.24% CHASE: $2,174.52 @ 26.24% Citi: $1,399.03 @10.24% Barclay's: $1,424.03 @ 16.90% This will allow me to get away from the credit rate "yo-yo" game from the credit card companies with a fixed monthly payment. I plan to have this loan paid off in two years. I am current with all of my bills and never pay late, I also always pay a little more than the minimums due. My truck is paid for and there is no monthly payment. Thank You for considering me for this loan.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,680.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454025	$14,550	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454025. Member loan 454025 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,117 / month
Current employer:	US NAVY	Debt-to-income ratio:	19.03%
Length of employment:	< 1 year	Location:	BEAVERTON, OR

Home town:
Current & past employers:	US NAVY
Education:

This borrower member posted the following loan description, which has not been verified:

561846 added on 10/23/09 > This is for credit card debt consolidation.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,161.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454043	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454043. Member loan 454043 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Fairview Developmenta Center	Debt-to-income ratio:	8.64%
Length of employment:	1 year	Location:	Costa Mesa, CA

Home town:
Current & past employers:	Fairview Developmenta Center, Fairview Developmental Center
Education:

This borrower member posted the following loan description, which has not been verified:

561917 added on 10/23/09 > http://kbhomes.com/Community.aspx?CommID=00350308 Plan 1 1 story, 1,401 sq ft, 3 bedrooms, 2 bathrooms, 2 car garage. I need help to close escrow with (20%down) and will pay off the loan early next year thru first time homebuyer federal tax credit $8k and home equity line of credit, I promise. thanks so much for you help. 561917 added on 10/24/09 > FYI i will change my asking loan to $6,000.00. 561917 added on 10/25/09 > // Anyone? How can I lower/change my asking loan??//

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,770.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 454044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454044	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454044. Member loan 454044 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Firehook Bakery	Debt-to-income ratio:	4.15%
Length of employment:	3 years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	Firehook Bakery
Education:

This borrower member posted the following loan description, which has not been verified:

561922 added on 10/23/09 > Thank You!

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,126.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454047	$2,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454047. Member loan 454047 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,133 / month
Current employer:	Williams, Smith & Summers, P.A.	Debt-to-income ratio:	1.33%
Length of employment:	10 + years	Location:	Tavares, FL

Home town:
Current & past employers:	Williams, Smith & Summers, P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

561920 added on 10/23/09 > I am using this loan for a home improvement project to my home. I have an excellent score and always pay my bills on time. I have been employed at the same job for 20 plus years.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,844.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454057	$1,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454057. Member loan 454057 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	SE Equipment	Debt-to-income ratio:	24.61%
Length of employment:	< 1 year	Location:	columbia , SC

Home town:
Current & past employers:	SE Equipment
Education:

This borrower member posted the following loan description, which has not been verified:

561947 added on 10/23/09 > Just hard times right now. Have always paid on time every month on everything I owe.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,153.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454062	$15,750	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454062. Member loan 454062 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Center for Progressive Leadership	Debt-to-income ratio:	18.13%
Length of employment:	< 1 year	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Center for Progressive Leadership
Education:

This borrower member posted the following loan description, which has not been verified:

561956 added on 10/23/09 > Pay off all debt, thank you. 561956 added on 10/24/09 > A little background: I am fully employed, with a solid job. I am going on two years with the organization, and plan on staying. My monthly budget consists of my mortgage, car payment, and these credit cards, which is about $1,900, and take home salary $2,952. I obtained these credit cards before purchasing my condo to show credit history. I have made some improvements on the condo with the cards, but would now like to pay those off and close all cards. (except one for emergencies) I am reliable and on time with all of my payments. My main plan for this loan is to pay off all credit cards. As we all know the interest rates on these are so high, that you do not make any real advancements to paying them off. I just want to have one simple payment every month and that is that! 561956 added on 10/24/09 > To clarify, the $1,900 does not include the credit card payments. This loan is pretty straight forward. I just want to pay these cards off and make it easier for myself and my budget and have one payment a month. 561956 added on 10/25/09 > It was brought to my attention that my revolving credit balance is in the $5,000's. I guess it is not showing recent charges. The entire credit card charges to date are $15,750. I will be making an inquiry into TransUnion to see why it is only showing $5,481.00 in revolving credit. Thank you for pointing that out! 561956 added on 10/26/09 > I want to thank the 41 investors so far! Thank you for bringing me closer to peace of mind. I am very organized when it comes to my livelihood, and this loan would help me accomplish my goal by far! Thank you, Thank you!

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,481.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454075	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454075. Member loan 454075 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,944 / month
Current employer:	US Army	Debt-to-income ratio:	8.73%
Length of employment:	3 years	Location:	Halethorpe, MD

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

561978 added on 10/26/09 > My finace and I are getting married on Halloween. Due to some unavoidable things my future wife is having difficulty with her bank in getting funds released. Due to the fact that we are a week away from our wedding we are desperatly seeking to get this final payment paid. This loan will be paid back immediatly. We just needed a temporary fix to this situation.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,414.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454083	$12,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454083. Member loan 454083 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.86%
Length of employment:	n/a	Location:	Maitland, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454105	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454105. Member loan 454105 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Intouch wireless	Debt-to-income ratio:	18.12%
Length of employment:	3 years	Location:	bridgewater, MA

Home town:
Current & past employers:	Intouch wireless
Education:

This borrower member posted the following loan description, which has not been verified:

562030 added on 10/23/09 > Thanks everyone ! Please contact me with any questions

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,184.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454125	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454125. Member loan 454125 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	PG County Public Schools	Debt-to-income ratio:	20.23%
Length of employment:	2 years	Location:	Fort Washington, MD

Home town:
Current & past employers:	PG County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

562061 added on 10/23/09 > I am a great borrower because I diligent and committed to paying my creditors on time. I am requested this loan because I am trying to consolidate some of my credit cards. My excellent credit has recently been jeopardized due to creditors slashing my credit limits and closing unused credit card accounts. I make a decent salary and have an extremely steady job history.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	16
Revolving Credit Balance:	$36,858.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454130	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454130. Member loan 454130 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	RCM Inc.	Debt-to-income ratio:	14.72%
Length of employment:	3 years	Location:	Rochester, NY

Home town:
Current & past employers:	RCM Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

562069 added on 10/23/09 > Need a loan to pay for an engagement ring. I have very little debt, great credit history and not much other monthly expenses.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$144.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454137	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454137. Member loan 454137 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,954 / month
Current employer:	AD NATURAL PRODUCTS	Debt-to-income ratio:	10.71%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	AD NATURAL PRODUCTS
Education:

This borrower member posted the following loan description, which has not been verified:

562088 added on 10/23/09 > i am managing a great bussiness and i need a new truck to deliver merchandise ,i be making a lot more money. 562088 added on 10/23/09 > for my new truck

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$99,679.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454140	$1,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454140. Member loan 454140 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$400 / month
Current employer:	Alternatives Unlimited	Debt-to-income ratio:	13.75%
Length of employment:	< 1 year	Location:	Brownsville, TX

Home town:
Current & past employers:	Alternatives Unlimited
Education:

This borrower member posted the following loan description, which has not been verified:

562099 added on 10/23/09 > Finishing my last semester of college. Older student loans from another institution charged me before they re-entered forbearance. 562099 added on 10/24/09 > Due to having no credit cards and small credit history I have been unable to secure even small personal loans from lenders. A place like this with helping people could really improve my situation until graduation.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454153	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454153. Member loan 454153 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	21.15%
Length of employment:	2 years	Location:	Englewood, CO

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

562121 added on 10/23/09 > I use 2 credit cards and carry a balance on them. I have not had any problems with either account since I have opened them, but as of Dec. 2 the rates on them are going to over 21%. They gave me the reason "Your rates are increasing because of the declining state of the global economy". I called them to see if they will reduce the rate, they will not. So I am intending to pay them off, and close them. You help with this would be greatly appreciated. Thank you.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,822.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 454161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454161	$5,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454161. Member loan 454161 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Harlan	Debt-to-income ratio:	9.29%
Length of employment:	< 1 year	Location:	NEW MARKET, MD

Home town:
Current & past employers:	Harlan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,057.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 454182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454182	$12,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454182. Member loan 454182 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	bunzl	Debt-to-income ratio:	1.07%
Length of employment:	< 1 year	Location:	swartz creek, MI

Home town:
Current & past employers:	bunzl
Education:

This borrower member posted the following loan description, which has not been verified:

499706 added on 10/23/09 > want to finish off pole barn, for use as a year round hobby shop.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$2,054.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454186	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454186. Member loan 454186 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	Ferrellgas	Debt-to-income ratio:	10.46%
Length of employment:	10 + years	Location:	Raytown, MO

Home town:
Current & past employers:	Ferrellgas
Education:

This borrower member posted the following loan description, which has not been verified:

562192 added on 10/23/09 > Looking to consolidate 3 debts into one, saving over $400 a month. I have a good credit history with no deliquencies with a great job I love. I have been in my current position for over 12 years. 562192 added on 10/23/09 > I am reliable as you can see from work and payment history and would be able to pay off debt completely with in two to three years.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,259.00	Public Records On File:	1
Revolving Line Utilization:	59.00%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454192	$2,100	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454192. Member loan 454192 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Frito Lay	Debt-to-income ratio:	8.33%
Length of employment:	9 years	Location:	BALL GROUND, GA

Home town:
Current & past employers:	Frito Lay
Education:

This borrower member posted the following loan description, which has not been verified:

562203 added on 10/24/09 > I pal on using this loan to consolidate some of my higher interest rate cards to reduce some of the high interest rates that I have. I am going on 10 years with my current position and within a few months I should be moving up in positions within the company. I am currently not behind on any bills and have not been for over 3 yrs. My goal is to keep getting my credit score to the excellent category.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	39
Revolving Credit Balance:	$11,023.00	Public Records On File:	1
Revolving Line Utilization:	72.00%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454194	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454194. Member loan 454194 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,360 / month
Current employer:	n/a	Debt-to-income ratio:	4.85%
Length of employment:	n/a	Location:	TACOMA, WA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562207 added on 10/24/09 > My funds will go towards my surgery.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,231.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454206	$15,600	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454206. Member loan 454206 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Citi	Debt-to-income ratio:	14.45%
Length of employment:	4 years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Citi
Education:

This borrower member posted the following loan description, which has not been verified:

562234 added on 10/23/09 > This is a loan consolidation. I am current on all of my accounts and I am not financially stretched. I am consolidating to lower the interest rate. I am a trustworthy person and have paid every debt I have ever had. I have a great job and I have an MBA.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	27
Revolving Credit Balance:	$22,689.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454216	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454216. Member loan 454216 was requested on October 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Good Food Inc.	Debt-to-income ratio:	20.79%
Length of employment:	2 years	Location:	Elida, OH

Home town:
Current & past employers:	Good Food Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

562256 added on 10/24/09 > I plan on consolidating my credit cards into one monthly payment, I have always paid all of my bills on time and in full.

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,950.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454237	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454237. Member loan 454237 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,000 / month
Current employer:	NEW GOLDEN DAISY, INC.	Debt-to-income ratio:	8.14%
Length of employment:	8 years	Location:	San Francisco, CA

Home town:
Current & past employers:	NEW GOLDEN DAISY, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

562299 added on 10/24/09 > I only need few more money to close the deal in buying a rental house in Daly City, all-in-cash. The rental property is currently renting in $2400/mo. I am sure the rental income and my salary from stable 8-year long job could pay back the loan every month timely. I pay off every credit card every month with no late payment ever. Banks don't interest in lending this small amount because the loan fees are based on a percentage of loan amount. Let's get benefits from those undervalued houses.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454238	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454238. Member loan 454238 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	don pablos	Debt-to-income ratio:	7.34%
Length of employment:	4 years	Location:	cincinnati, OH

Home town:
Current & past employers:	don pablos
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,706.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454253	$4,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454253. Member loan 454253 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,458 / month
Current employer:	Crispers	Debt-to-income ratio:	14.13%
Length of employment:	< 1 year	Location:	DAYTONA BEACH, FL

Home town:
Current & past employers:	Crispers
Education:

This borrower member posted the following loan description, which has not been verified:

562334 added on 10/24/09 > I am a student majoring in baking and pastry. When I'm not taking classes or practicing baking at home I work part-time at a soup and salad restaurant. My school is giving me only enough financial aid to cover my tuition, but not enough for cost of living. I'd like to use the loan to consonlidate my credit card debt, since it seems smarter to make payments on a loan with a lower interest rate than on minimum payments to a credit card company. I believe I make a good borrower because I am stable in my job, and always pay bills before the due date.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	34
Revolving Credit Balance:	$9,874.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454264	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454264. Member loan 454264 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Live Well Financial	Debt-to-income ratio:	19.50%
Length of employment:	< 1 year	Location:	Aurora, CO

Home town:
Current & past employers:	Live Well Financial
Education:

This borrower member posted the following loan description, which has not been verified:

562359 added on 10/24/09 > I am paying off expenses incurred while working for my previous company that went bankrupt. I have a regular credit card in the mid 20s%, which is ridiculous. I plan to pay the mininum or more every month. I hope you will help!

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	74
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454268	$4,800	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454268. Member loan 454268 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Macey Wilensky Kessler & Hennings, LLC	Debt-to-income ratio:	8.81%
Length of employment:	9 years	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Macey Wilensky Kessler & Hennings, LLC
Education:	State University of West Georgia, Georgia State University

This borrower member posted the following loan description, which has not been verified:

562378 added on 10/24/09 > No whinning here....but, I have really struggled getting both of them through college by myself...oldest just married and gainfully employed...youngest has now just finished up her Master's at U of Florida...debt currently paying off is all from their expenses as needed...I can now see the light. 562378 added on 10/24/09 > No whinning here...but, I have really struggled getting both of my children through college by myself...oldest just married and gainfully employed...youngest has now just finished up her Master's at U of Florida...debt currently paying off is all from their expenses as needed...I can now see the light.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,993.00	Public Records On File:	1
Revolving Line Utilization:	70.50%	Months Since Last Record:	71
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454310	$7,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454310. Member loan 454310 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	24.08%
Length of employment:	< 1 year	Location:	Waldorf, MD

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,121.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454318	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454318. Member loan 454318 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	University of Georgia	Debt-to-income ratio:	5.47%
Length of employment:	8 years	Location:	Athens, GA

Home town:
Current & past employers:	University of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

562498 added on 10/24/09 > I am a very responsible and dependable borrower, with an excellent credit record.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,402.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454329	$7,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454329. Member loan 454329 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,027 / month
Current employer:	Breit Law Office	Debt-to-income ratio:	13.02%
Length of employment:	2 years	Location:	Sioux Falls, SD

Home town:
Current & past employers:	Breit Law Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,528.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454337	$5,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454337. Member loan 454337 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.33%
Length of employment:	n/a	Location:	Irvine, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562537 added on 10/24/09 > I plan to use the funds to help out my daughter and grandkids and purchase a new washer and dryer(it's lasted us 18 yrs.) I make a good borrower because I am very conscientious of my debts making sure I pay well enough in advance. I have been retired now for 20 yrs. and know that maintaining a excellent credit score is very important. Thank you

A credit bureau reported the following information about this borrower member on October 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,683.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454361	$5,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454361. Member loan 454361 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	Android	Debt-to-income ratio:	6.95%
Length of employment:	10 + years	Location:	Clio, MI

Home town:
Current & past employers:	Android
Education:

This borrower member posted the following loan description, which has not been verified:

562586 added on 10/25/09 > need to add an additional room on to my house we are very cramped as is. i make good money i work as an engineer my monthly expenses are car payments credit cards house payment

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,845.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454365	$10,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454365. Member loan 454365 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,600 / month
Current employer:	albross corp	Debt-to-income ratio:	10.09%
Length of employment:	6 years	Location:	north miami beach, FL

Home town:
Current & past employers:	albross corp
Education:

This borrower member posted the following loan description, which has not been verified:

562595 added on 10/24/09 > I am doing some home remodeling and improvements.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,173.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454371	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454371. Member loan 454371 was requested on October 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Prudential California Realty	Debt-to-income ratio:	15.37%
Length of employment:	< 1 year	Location:	San Ramon, CA

Home town:
Current & past employers:	Prudential California Realty
Education:

This borrower member posted the following loan description, which has not been verified:

562608 added on 10/24/09 > Realtor???s often are required to up front the costs for insurance, marketing, signage, staging, home maintenance, utilities etc. I am looking for $7500, to create financial flexibility and take on lucrative listing opportunities. Thank You!

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,655.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454385

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454385	$2,275	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454385. Member loan 454385 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,792 / month
Current employer:	The American Red Cross	Debt-to-income ratio:	19.94%
Length of employment:	8 years	Location:	TRUSSVILLE, AL

Home town:
Current & past employers:	The American Red Cross
Education:

This borrower member posted the following loan description, which has not been verified:

562625 added on 10/25/09 > I truely need this $2,275 by Tuesday, 10/27/2009 (for we want to call the plumber as well as the house repair guy tonight if we can!). We have had major unexpected expenses come up (hallway bathroom bathtub which is totally messed up and not draining (this is the bathtub in which I bathe my son), my car needs new tires so badly that anything would put a hole in anyone of them, and also, we need badly done repair work on one of our eaves on the front of our house. PLEASE, PLEASE help with this- please expedite the process. Thanks so much 562625 added on 10/25/09 > also, the reason I have requested this needed amount is because my Dad told me this weekend we probably need roughly $2500.00 to get everything done (my tires on my old Pathfinder will cost at least $850.00) so we need every bit of this money for all of this. Thanks again 562625 added on 10/25/09 > I just read that I might just receive partial funding on this loan- please realize that I have never defaulted on ANY SINGLE thing over the past years, and I will ensure my payments on this loan are paid every single month, on time. I need the full amount of this loan this week and not partially within 2 weeks. I have TOO many items (listed above) that need prompt attention so I am really relying on this full loan. Thank you in advance 562625 added on 10/26/09 > I have been with the same company since 2001, almost 8.5 years, and I have never defaulted on anything. I value the fact that I have decent credit, and I would be extremely upset if something happened to my good standing. I also value the fact that I am a RESPONSIBLE person and pay all of my bills on time, every time. I have received "exceeded expectations" on my performance reviews with my job since I have been an employee there- that should tell the lenders something! We have been referred folks to call for our bathtub, our eaves on our house, as well as the tire place (someone that knows my Father), but I can't call anyone til I know I have the funding. I understand my first payment of around $70.00 will be due on December 8th and I have already budgeted for that since applying for this loan on yesterday.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	41
Revolving Credit Balance:	$21,081.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 454392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454392	$3,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454392. Member loan 454392 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	n/a	Debt-to-income ratio:	1.58%
Length of employment:	n/a	Location:	TUCKERTON, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562638 added on 10/25/09 > Hello Everyone, Let me start off by saying I plan to use this loan to payoff 3 retail credit cards with interest rates above 20%. If funded I could save over $100.00 a month in interest payments and get rid of the high interest credit cards. Lenders can feel comfortable funding this loan because my husband and I have always managed our credit well. We have lived in our house for over 5 years always managing to send an extra payment every year. Our 2 previous automobile loans were paid off a few months early and all of our credit cards are current. Thank you for listening and considering to invest in me.

A credit bureau reported the following information about this borrower member on October 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,135.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454464	$2,800	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454464. Member loan 454464 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.30%
Length of employment:	n/a	Location:	carneys point, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562805 added on 10/25/09 > We are expanding our business. I retired from education after 33 years and I am now working part-time. Thank you for your consideration. 562805 added on 10/26/09 > I use Credit Secure to monitor my credit reports, Not sure how Lending Club scored me. My scores from all three reporting agencies are 712, 737 and 707.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,300.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454473	$7,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454473. Member loan 454473 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,352 / month
Current employer:	City of Mesa	Debt-to-income ratio:	8.89%
Length of employment:	< 1 year	Location:	Mesa, AZ

Home town:
Current & past employers:	City of Mesa
Education:

This borrower member posted the following loan description, which has not been verified:

562832 added on 10/25/09 > I'm tired of my rates going up. I have great credit, but I just found out my rates were going up. I don't think it's right because I always pay my bills on time.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,014.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454492	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454492. Member loan 454492 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	13.12%
Length of employment:	n/a	Location:	NEW YORK, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562872 added on 10/25/09 > I plan to consolidate my credit cards to make it easier for me to pay off my credit card debt. I have excellent credit and feel that everything that is going on with the credit card companies at this time is very unfair to people like my self that have a good credit history.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,923.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454495	$2,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454495. Member loan 454495 was requested on October 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,900 / month
Current employer:	Spansion	Debt-to-income ratio:	20.41%
Length of employment:	3 years	Location:	austin, TX

Home town:
Current & past employers:	Spansion
Education:

This borrower member posted the following loan description, which has not been verified:

562875 added on 10/25/09 > pay off debts 562875 added on 10/25/09 > ..................

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$239.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451482	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451482. Member loan 451482 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	comcast	Debt-to-income ratio:	6.17%
Length of employment:	8 years	Location:	mchenry, IL

Home town:
Current & past employers:	comcast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,881.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452594	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452594. Member loan 452594 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,750 / month
Current employer:	Cleveland Clinic	Debt-to-income ratio:	9.91%
Length of employment:	< 1 year	Location:	SOLON, OH

Home town:
Current & past employers:	Cleveland Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

558756 added on 10/26/09 > The loan is to cover a "short-sell" on an old house. The mortgage is much more than this loan and can easily be repaid once the home is sold.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$41,634.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 453095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453095	$8,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453095. Member loan 453095 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,633 / month
Current employer:	Cooper Power Systems	Debt-to-income ratio:	20.20%
Length of employment:	2 years	Location:	SOUTH MILWAUKEE, WI

Home town:
Current & past employers:	Cooper Power Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,851.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453641	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453641. Member loan 453641 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.42%
Length of employment:	n/a	Location:	NANTUCKET, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$15,627.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453778	$9,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453778. Member loan 453778 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$56,172 / month
Current employer:	UNIVERSITY OF SAN DIEGO	Debt-to-income ratio:	1.31%
Length of employment:	4 years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	UNIVERSITY OF SAN DIEGO
Education:

This borrower member posted the following loan description, which has not been verified:

561297 added on 10/26/09 > Consolodiate debt Credit score is 800 Married with a dual income My husband and I are employed at two different universities

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	39
Revolving Credit Balance:	$61,775.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454183	$13,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454183. Member loan 454183 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,850 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	sun city, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562184 added on 10/26/09 > I spoke to someone in your office about lowering the loan amount to $12,500. Can you please let me know who I need to contact regarding this change? Thank you!

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454357	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454357. Member loan 454357 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.28%
Length of employment:	n/a	Location:	TINLEY PARK, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

562581 added on 10/26/09 > I am self employed and market insurance to social security recipients and have been for 22 years. My market is not effected by the economy. I am simply looking to consolidate some credit card debt into one personal loan, thats it. I have not been late in making any payments in over ten years. This is just simply to save on financing debt and to reduce my monthly payments on that debt, which your loan would accomplish on both ends. 562581 added on 10/26/09 > my note to lender is listed above in the loan description

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,113.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454405	$22,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454405. Member loan 454405 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,250 / month
Current employer:	Lake County High Schools Technology Camp	Debt-to-income ratio:	12.78%
Length of employment:	< 1 year	Location:	ISLAND LAKE, IL

Home town:
Current & past employers:	Lake County High Schools Technology Camp
Education:

This borrower member posted the following loan description, which has not been verified:

562673 added on 10/26/09 > I will consolidating MANY credit card debts. I am a Principal at a high school and have been with this school for over 25 years. I am so grasteful to be able to consolidate these debts and get a fresh start. Thank-you so much!!!!

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1981	Delinquent Amount:	$0.00
Open Credit Lines:	44	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	65	Months Since Last Delinquency:	55
Revolving Credit Balance:	$62,553.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454474	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454474. Member loan 454474 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,033 / month
Current employer:	University of Georgia	Debt-to-income ratio:	5.52%
Length of employment:	2 years	Location:	ATHENS, GA

Home town:
Current & past employers:	University of Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

562833 added on 10/26/09 > I am selling my house and need to bring this to the closing date.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,940.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454512	$6,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454512. Member loan 454512 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,117 / month
Current employer:	Blue Cross Blue Shield	Debt-to-income ratio:	10.30%
Length of employment:	2 years	Location:	grand rapids, MI

Home town:
Current & past employers:	Blue Cross Blue Shield
Education:

This borrower member posted the following loan description, which has not been verified:

521399 added on 10/26/09 > I just purchased my second investment property with cash, and need some additional funds to update the two-unit apartment house. The gas is not split so I will be replacing the furnace with a 95% efficiency furnace. I will also be replacing some of the windows to further increase the engery efficiency and curb appeal. The property only came with one stove so an additional stove and two fridges are needed. The upper unit, 1-2BR, 1BA will rent easily for $550 and is ready for rent. The lower unit is 2BR, 1BA, and has a huge fenced in yard will rent for $700, once some very out dated panelling is taken down, replaced with drywall and painted (all of which I will be doing myself). I also own a four-unit townhouse building, which has a positive cashflow of over $700 per month, which I did not report in my annual income on lending club because I did not see where to report additional income other then my full time job.

A credit bureau reported the following information about this borrower member on October 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$543.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 454553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454553	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454553. Member loan 454553 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Colorado Casualty	Debt-to-income ratio:	19.58%
Length of employment:	6 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Colorado Casualty
Education:

This borrower member posted the following loan description, which has not been verified:

562962 added on 10/26/09 > I am a good borrower because I have a stable job that I have been at for 6 years. 562962 added on 10/26/09 > I plan to use the funds borrowed to consolidate my debt and to start going to college part time at night after work.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,306.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454566	$2,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454566. Member loan 454566 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	GL Industrial Services	Debt-to-income ratio:	19.68%
Length of employment:	1 year	Location:	CYPRESS, TX

Home town:
Current & past employers:	GL Industrial Services
Education:

This borrower member posted the following loan description, which has not been verified:

563000 added on 10/26/09 > Company closing for two weeks unpaid to employees. Additional funds needed to make mortgage payment.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,241.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454602	$24,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454602. Member loan 454602 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	G Street Food	Debt-to-income ratio:	3.34%
Length of employment:	< 1 year	Location:	Rockville, MD

Home town:
Current & past employers:	G Street Food
Education:

This borrower member posted the following loan description, which has not been verified:

563092 added on 10/26/09 > Planning to use the funds as an operating expense for the new business in DC. It's a profitable business, and revenue is increasing. Need little more funds to make business purchases and such until we reach the maximum profitability.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454629	$4,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454629. Member loan 454629 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	HSBC Bank USA, NA	Debt-to-income ratio:	10.54%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	HSBC Bank USA, NA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,901.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454633	$11,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454633. Member loan 454633 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,083 / month
Current employer:	CVS Caremark	Debt-to-income ratio:	3.32%
Length of employment:	2 years	Location:	WOODLAND HILLS, CA

Home town:
Current & past employers:	CVS Caremark
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,484.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454669	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454669. Member loan 454669 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	Advanced Control Systems - EFACEC	Debt-to-income ratio:	4.75%
Length of employment:	3 years	Location:	Decatur, GA

Home town:
Current & past employers:	Advanced Control Systems - EFACEC
Education:

This borrower member posted the following loan description, which has not been verified:

563288 added on 10/26/09 > I have a quote to replace our siding and repaint, and replace our deck. I was approved for a refinance loan just over 4%, but the appraisal on the house came back a bit too low. I decided to go this route rather than shell out for another appraisal with no guarantees. My credit's very high, I have a stable job, and I already deposit in savings each month an amount equal to this payment.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	32
Revolving Credit Balance:	$22,078.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454682	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454682. Member loan 454682 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	local 197	Debt-to-income ratio:	16.20%
Length of employment:	< 1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	local 197
Education:

This borrower member posted the following loan description, which has not been verified:

563309 added on 10/26/09 > i work for stone derrickmen the guys who built the brooklyn bridge and other various buildings around the new york area bills caught up and thats why i had to take out a loan i assure you once things pick up i will be sure to pay the loan back and look foward to doin more business with this company thankyou 563309 added on 10/26/09 > thankyou for giving me the loan i will assure you i wont dissapoint you

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,626.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454684	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454684. Member loan 454684 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	n/a	Debt-to-income ratio:	22.34%
Length of employment:	n/a	Location:	mokena, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$19,034.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 454685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454685	$5,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454685. Member loan 454685 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,408 / month
Current employer:	Union Bank	Debt-to-income ratio:	5.66%
Length of employment:	2 years	Location:	REDWOOD CITY, CA

Home town:
Current & past employers:	Union Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$8,950.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454687	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454687. Member loan 454687 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Beasley Broadcasting	Debt-to-income ratio:	8.77%
Length of employment:	< 1 year	Location:	HOLLYWOOD, FL

Home town:
Current & past employers:	Beasley Broadcasting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,298.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454700	$5,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454700. Member loan 454700 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	n/a	Debt-to-income ratio:	1.06%
Length of employment:	n/a	Location:	WALDO, AR

Home town:
Current & past employers:
Education:	King's College, Western Governors University

This borrower member posted the following loan description, which has not been verified:

563333 added on 10/26/09 > These funds will be used for home improvement on a residence that I am currently purchasing. I am a good borrower because I pay my bills on time and have a good history of doing so. I do not 'live outside my means' and will be able to comfortable factor in the monthly payments for this loan into my monthly budget. My household income has been stable for the last 4 years and has actually increased over the last 12 months, as can be proved via the deposit amounts listed my monthly banking statements. 563333 added on 10/27/09 > To add a few more details about my finances, I'll mention also that my rent is currently $305/month, and I've easily paid that for the last 5 years, on time. The new house I am purchasing will have a montly payment similar to what I currently pay for rent (approx. $325/month). I would like to use this loan money to update the flooring, several windows and the hot water heater so that the house is more energy efficient. Additionally, I own my late-model truck (...I paid for that in cash after saving for it for a while, so I do not have monthly vehicle payments.) I also anticipate efficiently paying off the $760 I owe to one credit card...(the monthly minimum payment on that is $35). Please ask me any other questions you may have!

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	81
Revolving Credit Balance:	$763.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454701	$15,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454701. Member loan 454701 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.76%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563334 added on 10/26/09 > I am a serious borrower who has a strong repay ability. Thanks.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,086.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 454718

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454718	$16,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454718. Member loan 454718 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,668 / month
Current employer:	United Visual, Inc	Debt-to-income ratio:	9.19%
Length of employment:	3 years	Location:	FOREST PARK, IL

Home town:
Current & past employers:	United Visual, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

563387 added on 10/26/09 > I am a full time programmer and a part-time MBA student at Keller Graduate School of Management. My job incurred a 10% pay cut due to the poor economy at the beginning of the year. Our company is very busy now, but management hasn't restored the 10% they deducted from everyone's pay. I had 4 debts I want to pay off with this loan 2 Credit Cards, both of which are at 29.9% interest - Part of the debt about $4K was incurred by a relative using my credit card who didn't have the capacity to pay me back and did it without my permission. The rest of the debt would be from my purchases and interest. Purchases mixed buying gas to one airplane ticket, to small purchases such as books and software. 1 Credit line to repair, remodel, and replace furniture in my bedroom after the a partial ceiling collapse due to a leaking roof. The last item is an old debt of mine, which doesn't seem to appear on my credit record anymore, but I still get collection calls on. I intend to pay back this debt, because I owe it. The debt was for a one month phone bill that total $3400 from ATT caused by the same relative calling long distance everyday with a cell phone I gave them at the time. Of course they didn't have the capacity to pay then either. I am very serious about paying back my debts. My plan is get rid of my 2 high-interest credit card debts and credit line and eliminate my debt. The Lending Club provides one possibility to eliminate my debt in a shorter time period than paying off each individual debt separately. I also am relegating the use of my credit cards to emergency only and relying on my debit card with this loan. I am very capable of paying back the monthly amount within the 36 month timeframe, as I am already paying over $650 a month towards my debts. My expenses consist of a family cell phone plan, internet service/tv/phone, food purchases, and insurance. I still live with family so the costs for everything else is managed by my dad. My sister is in medical school, so we are also supporting her at the time.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	49
Revolving Credit Balance:	$10,800.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454722	$22,500	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454722. Member loan 454722 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.55%
Length of employment:	n/a	Location:	tujunga, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563392 added on 10/26/09 > This money is going to be used for my wedding which is on 11/25/09. I am very responsible person in life and now I am ready to become a husband and start a new life.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$284.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 454727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454727	$7,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454727. Member loan 454727 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,222 / month
Current employer:	Roxbury Board of Education	Debt-to-income ratio:	3.88%
Length of employment:	< 1 year	Location:	FLANDERS, NJ

Home town:
Current & past employers:	Roxbury Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

563404 added on 10/26/09 > To pay off a co-signer debt to Wells Fargo Financial and to better my credit score afterwards.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	25
Revolving Credit Balance:	$7,321.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454734	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454734. Member loan 454734 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	UCSF Dept. of Radiology	Debt-to-income ratio:	17.64%
Length of employment:	10 + years	Location:	daly city, CA

Home town:
Current & past employers:	UCSF Dept. of Radiology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,193.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454740	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454740. Member loan 454740 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Investors Management and Marketing	Debt-to-income ratio:	23.40%
Length of employment:	10 + years	Location:	Moorhead, MN

Home town:
Current & past employers:	Investors Management and Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

563429 added on 10/26/09 > I feel I am a good candidate for this loan because I am a responsible person who has just been notified by the credit card company that they are going to modify my terms of agreement(Increase my rates). They do assure me that it is not a reflection of how I manage my account or my credit score. With that being said I feel I need to find a reasonable rate to pay off this debt in a timely fashion. Thank you for your consideration in this matter. Sincerely, GF 563429 added on 10/26/09 > Other than the credit card bills I don't have much monthly debt aside from My car payment , car insurance and telephone. I don't really have a rent payment because the owners who I work for send me a check to pay my rent so I really don't have a so called rent payment as stated in the application. I wasn't able to leave it blank. I have also been at my job for many years and my continued employment was assured at my last review. Thank you G

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,373.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454752	$12,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454752. Member loan 454752 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	Macy's	Debt-to-income ratio:	9.02%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Macy's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,054.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454757	$9,475	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454757. Member loan 454757 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Softek Solutions	Debt-to-income ratio:	14.48%
Length of employment:	< 1 year	Location:	Prairie Village, KS

Home town:
Current & past employers:	Softek Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,829.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454771	$17,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454771. Member loan 454771 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,104 / month
Current employer:	Federal Civil Service/PSNSY Dept. of the	Debt-to-income ratio:	10.71%
Length of employment:	10 + years	Location:	Bremerton, WA

Home town:
Current & past employers:	Federal Civil Service/PSNSY Dept. of the
Education:

This borrower member posted the following loan description, which has not been verified:

563480 added on 10/26/09 > Loan is for debt consolidation and upgrades to rental properties. Total income includes $17148.00 in annual VA disability income, $17243.00 annual rental income, $62275.52 annual base salary at work, for a total of 97,243.00 563480 added on 10/26/09 > Gross, with VA disability payments tax free.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,896.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454775	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454775. Member loan 454775 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Sunset Pizza	Debt-to-income ratio:	12.88%
Length of employment:	1 year	Location:	El Paso, TX

Home town:
Current & past employers:	Sunset Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,638.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 454784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454784	$9,925	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454784. Member loan 454784 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	9.73%
Length of employment:	n/a	Location:	Chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

563496 added on 10/26/09 > I am trying to avoid a large deferred finance charge, and get a lower interest rate

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,226.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 454791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454791	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454791. Member loan 454791 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Inovis USA, Inc	Debt-to-income ratio:	15.52%
Length of employment:	6 years	Location:	San Clemente, CA

Home town:
Current & past employers:	Inovis USA, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

563508 added on 10/26/09 > Thanks for taking the time to consider investing in my loan. I am a National Corporate Accounts Manager for a B2B Supply Chain Software Company. I have been with this company for almost 7 years. My husband and I have three incomes from three different companies. In addition to my NCA Management position, I have started my own Wedding Coordination and Consulting Business and have put on 25+ weddings in my companies 3 year history and already have multiple bookings for next year. My husband is invovled in the commercial real estate markets and has been with his company for 6 years and is focused on distressed assets within the various banks. His credit score is north of 710. These funds will be used for the immediate pay off of three credit cards totalling +/-$10,500 with a average APR that was just raised to 24.99%. That is how the credit card companies thanked us for always paying on time... 2 Citibank Cards (Balance = $2,415 & $3,600) and 2 Amex cards (Balance = $3,000 & $1,400). We are also investors in this site and by the end of November will have funded over $2,000 worth of notes. We have over $190,000 in various 401K, retirement and investment accounts with a national bank. We look forward to being a great borrower.

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,221.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 454801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454801	$3,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454801. Member loan 454801 was requested on October 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,563 / month
Current employer:	School District of Philadelphia	Debt-to-income ratio:	14.23%
Length of employment:	< 1 year	Location:	Sharon Hill, PA

Home town:
Current & past employers:	School District of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,982.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 90 dated October 27, 2009